(LOGO)

           WARBURG PINCUS FUNDS     PART OF CREDIT  |  ASSET
                                            SUISSE  |  MANAGEMENT

                                [GRAPHIC OMITTED]

                                     ANNUAL
                                     REPORT
                                OCTOBER 31, 2000

                                 WARBURG PINCUS
                           MAJOR FOREIGN MARKETS FUND

                                    (BULLET)

                                 WARBURG PINCUS
                            INTERNATIONAL EQUITY FUND

                                    (BULLET)

                                 WARBURG PINCUS
                        INTERNATIONAL SMALL COMPANY FUND

                                    (BULLET)

                                 WARBURG PINCUS
                              EMERGING MARKETS FUND

                                    (BULLET)

                                 WARBURG PINCUS
                        GLOBAL POST-VENTURE CAPITAL FUND

More complete information about the Funds, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG (800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC.

FROM TIME TO TIME, THE FUNDS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.

THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF OCTOBER 31, 2000; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000
--------------------------------------------------------------------------------
                                                                December 6, 2000

Dear Shareholder:

For the 12 months ended October 31, 2000, the Common Class shares of Warburg Pincus Major Foreign Markets Fund had a gain of 4.90%, vs. a loss of 2.89% for the Morgan Stanley Europe, Australasia and Far East ("EAFE") Index. Note:
Effective October 18, 2000, Nancy Nierman joins Harold E. Sharon as Co-Portfolio Manager of the Fund. Harold W. Ehrlich no longer serves as Co-Portfolio Manager of the Fund.

MANAGER COMMENTARY

   Major international stock markets had mixed results for the period, with performance largely divided along regional lines. Within Europe, most markets posted gains in local terms, though performance was significantly lower for dollar-based investors, as the dollar strengthened significantly vs. the euro during the period. Canada's market had a good showing, buoyed by a rally in its energy and resources stocks. Japan struggled, falling back after a strong rally in 1999, due in part to skepticism over the country's potential for sustained economic growth. Elsewhere of note in Asian/Pacific markets, Singapore and Australia had losses in dollar terms.

   In general, the world's major equity markets started on a strong note, but then surrendered some if not all of their gains over the latter half of the period. Because the global economy was growing at a healthy clip, the world's monetary authorities were increasingly inclined to raise interest rates. This fueled a selloff by investors concerned that the global economy would in fact slow--perhaps dramatically--as a result of the ongoing monetary tightening. The upward trend in interest rates, combined with the prospects for slower growth, especially weighed on technology and telecommunications stocks, which entered the period with generally lofty valuations.

   Despite the difficult backdrop for equities, the Fund had a gain for the 12 months, and performed well compared to its benchmark. Factors that aided the Fund included good stock selection in Europe, with its French, German and U.K. holdings performing relatively well. On the negative side, investments that weighed on the Fund's return included its Japanese electronics holdings and its telecommunications holdings in general.

   In terms of regional strategy, we raised our weighting in Europe over the course of the period while reducing our exposure to Japan. Our increased emphasis in Europe was based in large measure on the region's potential to benefit from reforms. Dramatic reforms are taking hold with respect to pensions and taxes (for instance, a sweeping tax-reform package will take

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WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

hold in Germany over the next two years), with eventual labor reform a distinct possibility. These changes stand to support Europe's economy and foster the growth of its equity culture.

   The privatization of government-controlled companies and ongoing merger and acquisition activity should also be positive factors in Europe. There are some near-term concerns, of course, most notably the weak euro and the recent spike in oil prices. However, we believe that oil prices will likely trend down in 2001, if not before, with overall inflation staying under control. Combined with ongoing government reforms and projected steady economic growth in most countries here, this stands to buoy demand for the currency.

   In terms of sector allocation in Europe, we lowered our weighting in technology and telecommunications stocks during the period, most specifically by de-emphasizing telecommunications operators. This reflected our concerns over growth in the fixed-line area, as well as our belief that expensive licensing fees will weigh on earnings in the wireless-communications industry. We also reduced our exposure to selected technology stocks, where the combination of high earnings expectations, high valuations and slower global economic growth posed, in our view, earnings risk.

   Sector weightings we increased included "defensive" areas such as consumer staples and financial services. Our focus was on companies we deemed to have good earnings-growth potential and compelling valuations.

   As noted, we lowered our weighting in Japan, reflecting our concerns over the prospects for specific companies and industries over the intermediate term. That said, we continued to see compelling growth stories here, especially within the electronics area, notwithstanding recent weakness in these stocks. Japan is home to some highly innovative "new capital equipment" companies that stand to benefit over the longer term from accelerating Internet usage and from the deregulation of global telecommunications industries.

   Elsewhere, we maintained an overweighting in Singapore, whose economy continues to grow at a healthy pace and where financial reforms are occurring. We also had a small position in Canada, a market not included in the EAFE index (we continued to see good opportunities among Canadian technology and energy and resources companies).

   Looking ahead, we see grounds for optimism regarding global equities, notwithstanding recent difficulties in many areas. Certainly, worries over the global economy and profits could weigh on stocks over the coming months,

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WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

and volatility will no doubt remain high. But we believe that a "soft landing" scenario will ultimately prevail--most global economies are projected to grow moderately, and there is little to suggest that severe contractions are in store. We therefore see potential for stable and perhaps declining interest rates in 2001, returning some degree of calm to major stock markets. As ever, we will continue our efforts to identify companies and markets with the best long-term prospects.


Harold E. Sharon                               Nancy Nierman
Co-Portfolio Manager                           Co-Portfolio Manager


   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THESE ARE DETAILED IN THE FUND'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

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WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

       GROWTH OF $10,000 INVESTED IN COMMON CLASS SHARES OF WARBURG PINCUS
        MAJOR FOREIGN MARKETS FUND SINCE INCEPTION AS OF OCTOBER 31, 2000

   The graph below illustrates a hypothetical investment of $10,000 in Common Class shares of Warburg Pincus Major Foreign Markets Fund (the "Fund") from March 31, 1997 (inception) to October 31, 2000, compared to the Morgan Stanley Europe, Australasia and Far East Index ("EAFE")* for the same time period.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 Fund                 EAFE
3/31/97       $10,000.00           $10,000.00
4/30/97       $10,210.00           $10,053.00
5/31/97       $11,069.70           $10,707.20
6/30/97       $11,629.80           $11,297.80
7/31/97       $12,310.20           $11,480.50
8/31/97       $11,539.50           $10,623.20
9/30/97       $12,120.00           $11,218.30
10/31/97      $11,059.50           $10,355.60
11/30/97      $10,649.20           $10,250.00
12/31/97      $10,449.00           $10,339.20
1/31/98       $10,700.80           $10,812.10
2/28/98       $11,508.70           $11,505.80
3/31/98       $12,358.00           $11,860.00
4/30/98       $12,725.10           $11,954.00
5/31/98       $12,882.90           $11,896.00
6/30/98       $12,599.40           $11,986.00
7/31/98       $12,767.00           $12,107.60
8/31/98       $11,192.80           $10,607.60
9/30/98       $10,700.30           $10,282.30
10/31/98      $11,309.20           $11,354.20
11/30/98      $11,928.20           $11,935.80
12/31/98      $12,114.60           $12,406.70
1/31/99       $12,167.70           $12,370.10
2/28/99       $11,807.20           $12,075.30
3/31/99       $12,347.80           $12,579.40
4/30/99       $12,888.40           $13,088.80
5/31/99       $12,316.00           $12,415.00
6/30/99       $13,375.90           $12,899.10
7/31/99       $14,446.00           $13,282.20
8/31/99       $14,753.70           $13,331.30
9/30/99       $15,060.60           $13,466.00
10/31/99      $15,664.50           $13,970.90
11/30/99      $17,361.00           $14,455.70
12/31/99      $19,701.20           $15,753.10
1/31/00       $18,603.90           $14,752.20
2/29/00       $20,239.10           $15,149.30
3/31/00       $19,569.20           $15,736.50
4/30/00       $18,406.80           $14,908.40
5/31/00       $17,781.00           $14,544.40
6/30/00       $18,670.00           $15,113.20
7/31/00       $18,285.40           $14,479.70
8/31/00       $18,658.40           $14,605.40
9/30/00       $17,473.60           $13,894.20
10/31/00      $16,432.20           $13,566.00

                               -------------------
                                 Average Annual
                                  Total Returns
                                for periods ended
                                    10/31/00
                                  (Common Class
                                     shares)
                               -------------------
                                     1 YEAR
                                     4.90%
                               -------------------
                                     3 YEAR
                                     14.11%
                               -------------------
                                SINCE INCEPTION
                                   (3/31/97)
                                     14.83%
                               -------------------

                                                                           FUND
                                                                          ------
1 Year Total Return (9/30/99 to 9/30/00) ..............................   16.03%
3 Year Average Annual Total Return (9/30/97 to 9/30/00) ...............   12.98%
Average Annual Total Return Since Inception
   (3/31/97 to 9/30/00) ...............................................   17.26%

----------------
* The Morgan Stanley Europe, Australasia and Far East Index is an unmanaged index (with no defined investment objective) of international equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley & Co. Incorporated.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                December 6, 2000

Dear Shareholder:

     For the 12 months ended October 31, 2000, the Common Class shares of Warburg Pincus International Equity Fund had a loss of 7.68%, vs. a loss of 1.96% for the Morgan Stanley All Country World Excluding the U.S. Index.

   The period was a volatile one for equities around the world. Most markets initially rallied, but then became volatile as inflation and interest-rate worries mounted. Because the global economy was growing at a healthy clip, the world's monetary authorities were increasingly inclined to raise interest rates to contain inflation. The upward trend in interest rates, combined with fears that the global economy would in fact slow too much, weighed on stocks over the latter part of the period. Technology and telecommunications stocks, which entered the period with generally lofty valuations, were hit the hardest.

   Performance was largely divided along regional lines. Winners included Canada and most European markets (in local terms, at least; performance was significantly lower for dollar-based investors, as the euro steadily weakened vs. the dollar during the period). Asian/Pacific markets ended up in negative territory, hampered by growth uncertainties, especially within the technology segment.

   The Fund's results were hampered by the difficult environment for foreign stock markets and currencies that prevailed over much of the period. Investments that weighed on the Fund's return included its Asian electronic-hardware holdings and its telecommunications investments in general. On the positive side, the Fund was helped by good stock selection in Europe, with its French, German and U.K. holdings performing relatively well. The Fund was also aided by its large overweight position in Canada, a solid performer for the period; and by its large overweight position in energy and energy-services companies. Clearly, though, relatively good performances from the Fund's Canadian and European holdings failed to compensate for weakness in its Asian stocks.

   We made a few noteworthy changes to the Fund during the period in terms of regional allocation. We significantly lowered our weighting in Japan, paring exposure to certain companies here based on specific industry considerations and valuations (market forces also contributed to our reduced position in Japan). We materially increased our exposure to Canada, and lowered our overall weighting in emerging markets.

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WARBURG PINCUS INTERNATIONAL EQUITY FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

   The bulk of the Fund's assets remained invested in Europe, reflecting our favorable outlook on the region's longer-term prospects. Our optimism is based squarely on reforms, both ongoing and those soon to be implemented. These reforms are aimed at encouraging the growth of a strong equity culture in Europe, one that will allow the region to compete effectively worldwide as well as come to grips with its pension burden. Such efforts have led to strong equity cultures and equity returns in countries such as the U.S., the U.K. and Canada over the past decade.

   One key element of Europe's ongoing embrace of equity investing and the enhancement of shareholder value is tax reform. A leading light is Germany. The government will phase in a two-part tax reform package over the next two years; the first component, corporate and personal tax cuts, will take effect in 2001.

   In addition, Germany will eliminate a punitive capital-gains tax in 2002. This is certain to spark a wave of divestitures and redeployment of corporate capital as companies unload unwanted holdings and restructure their core businesses. It should also launch a rash of new publicly offered companies. The trend, in our view, will likely spread to France and Italy, among other markets, providing a number of interesting investment opportunities over the next few years. Also on the horizon is pension reform, and, perhaps further down the road, labor reform.

   Despite our lowered Japan position, we see good potential for a more favorable investing environment here over the next year based on several factors. The economy continues to recover, with a notable uptrend in industrial production and continued job creation. Another encouraging development is the growth of information-technology ("IT") expenditures in Japan. We believe this will be the true engine pulling the economy forward, as opposed to government spending programs, which can aid consumption but have little overall long-term positive impact. Based on our extensive contact with Japanese managements, we believe the commitment to IT capital will remain substantial, helping to boost productivity as it has in the U.S.

   Our holdings in Japan continued to include technology companies such as capital-equipment suppliers to the new economy, or "new capex" stocks. We believe these companies have good long-term prospects due to accelerating demand for telecommunications services across Asia and elsewhere. Other areas of concentration within our Japan portfolio included financial-services stocks, which stand to benefit from Japan's expanding equity culture.

   Our non-Japan Asian exposure was mostly via the economies of Taiwan and South Korea at the end of the period. We continued to avoid South East

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WARBURG PINCUS INTERNATIONAL EQUITY FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

Asian markets, with the notable exception of Singapore, where stocks stand to benefit from ongoing financial reforms and an improving economy.

   Elsewhere, we ended the period with an approximately 15% weighting in Canada, up from about 5% at the start of the 12 months. Our holdings here remained a mix of rapid-growth technology companies and energy names. We largely avoided Latin America throughout the period, as stocks here in our judgment remained less attractive from a risk/reward perspective compared to emerging-market stocks in Asia.

   Looking ahead, we see grounds for optimism as 2000 fades into memory. We entered the year concerned that higher-than-expected growth and inflationary pressures would result in tighter monetary conditions, and we have tried our best to hold value in the Fund within exactly such an environment. While this view was correct and we positioned ourselves for a "soft landing" scenario, the shock of the correction in the NASDAQ left all but the most defensive companies at lower prices. We believe that 2001 should shape up to be a far better year for equity markets around the world. Growth in global economies is moderating--with no evidence of severe contractions on the horizon--which should allow for a more-supportive interest rate backdrop and help return some degree of stability to stock markets. Given the prospects for a more rational, less fear-driven, market, we expect to see ample opportunities to add value via individual company selection, and we will continue to focus on attempting to identify stocks and markets with the brightest long-term prospects.


Harold E. Sharon              P. Nicholas Edwards           Vincent J. McBride
Co-Portfolio Manager          Co-Portfolio Manager          Co-Portfolio Manager


   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THESE ARE DETAILED IN THE FUND'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

       GROWTH OF $10,000 INVESTED IN COMMON CLASS SHARES OF WARBURG PINCUS
        INTERNATIONAL EQUITY FUND SINCE INCEPTION AS OF OCTOBER 31, 2000

   The graph below illustrates a hypothetical investment of $10,000 in Common Class shares of Warburg Pincus International Equity Fund (the "Fund") from May 2, 1989 (inception) to October 31, 2000, compared to the Morgan Stanley All Country World Excluding the U.S. Index ("MSCI")* for the same time period.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    FUND                MSCI
5/2/89           $10,000.00          $10,000.00
5/31/89          $10,040.00           $9,569.70
6/30/89          $10,220.00           $9,399.26
7/31/89          $11,080.00          $10,499.10
8/31/89          $11,220.00          $10,116.10
9/30/89          $12,050.00          $10,558.50
10/31/89         $11,350.00          $10,171.00
11/30/89         $11,740.00          $10,595.50
12/31/89         $12,434.50          $10,998.90
1/31/90          $12,323.40          $10,689.50
2/28/90          $12,040.60           $9,996.14
3/31/90          $12,040.60           $9,002.32
4/30/90          $11,767.80           $8,867.92
5/31/90          $12,868.80           $9,776.17
6/30/90          $13,131.10           $9,639.50
7/31/90          $13,884.30           $9,795.75
8/31/90          $12,418.50           $8,820.00
9/30/90          $11,227.60           $7,637.59
10/31/90         $12,021.50           $8,723.96
11/30/90         $11,828.10           $8,281.57
12/31/90         $11,866.30           $8,428.81
1/31/91          $12,357.70           $8,669.20
2/28/91          $13,298.60           $9,610.59
3/31/91          $13,235.90           $9,102.10
4/30/91          $13,528.60           $9,218.51
5/31/91          $13,737.70           $9,339.46
6/30/91          $13,084.50           $8,720.44
7/31/91          $13,830.70           $9,129.17
8/31/91          $13,736.10           $8,952.70
9/30/91          $14,219.60           $9,400.51
10/31/91         $14,356.20           $9,537.29
11/30/91         $13,830.70           $9,118.89
12/31/91         $14,311.20           $9,575.66
1/31/92          $14,461.20           $9,493.11
2/29/92          $14,332.60           $9,191.90
3/31/92          $14,075.50           $8,653.99
4/30/92          $14,321.90           $8,678.04
5/31/92          $14,921.80           $9,183.71
6/30/92          $14,263.60           $8,750.24
7/31/92          $13,661.30           $8,548.99
8/31/92          $13,704.30           $8,976.52
9/30/92          $13,467.60           $8,775.99
10/31/92         $13,144.90           $8,418.45
11/30/92         $13,446.10           $8,478.56
12/31/92         $13,689.30           $8,536.38
1/31/93          $14,026.10           $8,534.25
2/28/93          $14,330.30           $8,816.73
3/31/93          $15,253.80           $9,544.82
4/30/93          $16,166.50          $10,363.90
5/31/93          $16,459.80          $10,580.30
6/30/93          $16,066.60          $10,447.40
7/31/93          $16,675.80          $10,778.80
8/31/93          $17,730.90          $11,329.60
9/30/93          $17,654.80          $11,107.30
10/31/93         $18,492.40          $11,504.00
11/30/93         $18,187.80          $10,681.40
12/31/93         $20,706.10          $11,573.30
1/31/94          $22,669.80          $12,521.60
2/28/94          $22,124.40          $12,406.00
3/31/94          $20,346.10          $11,833.60
4/30/94          $20,771.60          $12,246.10
5/31/94          $21,458.90          $12,259.60
6/30/94          $21,160.40          $12,343.70
7/31/94          $21,870.80          $12,571.40
8/31/94          $22,832.70          $13,002.00
9/30/94          $22,319.00          $12,729.30
10/31/94         $22,417.30          $13,030.60
11/30/94         $21,466.40          $12,410.80
12/31/94         $20,737.70          $12,395.90
1/31/95          $18,955.10          $11,797.90
2/28/95          $18,616.60          $11,732.70
3/31/95          $19,835.10          $12,386.40
4/30/95          $20,433.10          $12,826.70
5/31/95          $20,421.80          $12,757.70
6/30/95          $20,227.70          $12,580.50
7/31/95          $21,506.80          $13,265.90
8/31/95          $21,846.40          $12,794.20
9/30/95          $22,321.80          $13,030.90
10/31/95         $21,846.40          $12,684.50
11/30/95         $22,186.00          $12,949.70
12/31/95         $22,884.10          $13,454.00
1/31/96          $23,548.20          $13,604.30
2/29/96          $23,583.20          $13,606.60
3/31/96          $23,816.20          $13,871.10
4/30/96          $25,250.00          $14,364.10
5/31/96          $24,714.70          $14,124.50
6/30/96          $25,018.70          $14,208.00
7/31/96          $23,783.50          $13,720.40
8/31/96          $24,004.90          $13,799.30
9/30/96          $24,389.40          $14,138.20
10/31/96         $24,108.90          $13,992.50
11/30/96         $25,157.60          $14,523.80
12/31/96         $25,301.00          $14,348.80
1/31/97          $25,288.90          $14,096.40
2/28/97          $25,568.10          $14,361.00
3/31/97          $25,373.90          $14,337.20
4/30/97          $25,883.80          $14,467.90
5/31/97          $27,644.20          $15,341.90
6/30/97          $28,834.00          $16,197.30
7/31/97          $29,695.90          $16,529.50
8/31/97          $27,219.30          $15,265.50
9/30/97          $28,444.20          $16,037.30
10/31/97         $25,201.50          $14,627.60
11/30/97         $24,425.30          $14,440.70
12/31/97         $24,186.00          $14,595.50
1/31/98          $24,256.10          $15,028.40
2/28/98          $26,060.80          $16,051.20
3/31/98          $27,582.70          $16,593.90
4/30/98          $28,294.30          $16,696.10
5/31/98          $28,223.60          $16,372.40
6/30/98          $27,230.10          $16,299.50
7/31/98          $27,641.30          $16,456.60
8/31/98          $23,450.90          $14,128.80
9/30/98          $22,386.20          $13,838.80
10/31/98         $23,635.40          $15,287.80
11/30/98         $24,885.70          $16,106.30
12/31/98         $25,268.90          $16,651.20
1/31/99          $25,468.50          $16,634.70
2/28/99          $24,602.60          $16,281.40
3/31/99          $25,581.80          $17,084.10
4/30/99          $26,021.80          $17,957.10
5/31/99          $25,113.60          $17,142.70
6/30/99          $27,075.00          $17,973.30
7/31/99          $28,566.80          $18,356.10
8/31/99          $29,106.80          $18,460.80
9/30/99          $29,659.80          $18,558.60
10/31/99         $31,080.50          $19,260.10
11/30/99         $34,291.10          $20,022.80
12/31/99         $39,674.80          $21,946.00
1/31/00          $37,028.50          $20,831.40
2/29/00          $39,831.60          $21,388.20
3/31/00          $38,716.30          $22,185.60
4/30/00          $35,084.70          $20,927.00
5/31/00          $33,912.90          $20,411.70
6/30/00          $34,899.70          $21,270.10
7/31/00          $32,669.60          $20,433.50
8/31/00          $34,126.70          $20,679.90
9/30/00          $31,553.50          $19,518.60
10/31/00         $28,694.80          $18,883.00

                               -------------------
                                 Average Annual
                                  Total Returns
                                for periods ended
                                    10/31/00
                                  (Common Class
                                     shares)
                               -------------------
                                     1 YEAR
                                     -7.68%
                               -------------------
                                     3 YEAR
                                      4.45%
                               -------------------
                                     5 YEAR
                                      5.62%
                               -------------------
                                     10 YEAR
                                      9.10%
                               -------------------

                                                                           FUND
                                                                          ------
1 Year Total Return (9/30/99 to 9/30/00) ...............................   6.38%
3 Year Average Annual Total Return (9/30/97 to 9/30/00) ................   3.55%
5 Year Average Annual Total Return (9/30/95 to 9/30/00) ................   7.19%
10 Year Average Annual Total Return (9/30/90 to 9/30/00) ...............  10.90%
Average Annual Total Return Since Inception
   (5/02/89 to 9/30/00) ................................................  10.59%

-----------------
* The  Morgan  Stanley  All  Country  World   Excluding  the  U.S.  Index  is  a
  market-capitalization weighted index of companies listed on stock exchanges outside of the United States.

WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                December 6, 2000

Dear Shareholder:

     For the 12 months ended October 31, 2000, the Common Class shares of Warburg Pincus International Small Company Fund had a gain of 17.16%, vs. a loss of 6.93% for the Morgan Stanley Europe, Australasia and Far East Small Cap Index.

   The period was a volatile one for international stock markets. These markets rallied early on, but then turned down early in 2000 due to mounting inflation and interest-rate worries. Global economies were growing at a healthy clip--and were projected to continue to grow or even accelerate--prompting monetary authorities to raise interest rates to contain inflation. Over the latter part of the period, investors became concerned that the global economy would in fact slow, perhaps dramatically, as a result of the rate hikes. In terms of returns for the 12 months, performance was largely divided along regional lines. Most European markets had sizable gains in local-currency terms (performance was much lower for dollar-based, or unhedged, investors, as the euro declined vs. the dollar over the period), while Asian/Pacific markets had significant losses. Elsewhere of note, Canada's market had a good showing. Overall, small-cap stocks underperformed their larger-cap counterparts, reflecting investors' declining appetite for risk in general during the period.

   The Fund had a large gain for the period, and handily outpaced its benchmark. The Fund benefited from solid showings from a number of its holdings, with its European stocks performing particularly well. The Fund's Canadian holdings also aided its return. In terms of sector attribution, the Fund's software and health-care stocks were good performers, as were its energy and financial-services holdings. Stocks that hindered the Fund included its Asian electronics hardware names.

   With regard to regional allocation, we maintained an overweighting in Europe, where we deemed a large number of smaller-cap stocks to be compelling. One country weighting we increased was Germany, based on company-specific factors and on the more supportive backdrop for equities we foresee thanks to tax reforms (set to take hold in 2001). Other notable country weightings included the U.K., Spain and the Netherlands.

   We remained underweighted in Asia, reflecting the better opportunities we generally saw elsewhere. That said, we believe certain companies here have good growth potential, especially within the specialty electronics and information-technology areas. The bulk of our Asian weighting was invested in

WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

Japan, though we also maintained exposure to the region's emerging markets, where certain small companies are benefiting from outsourcing demand from larger companies in major economies.

   Elsewhere, we maintained a significant weighting in Canada, holding a mix of technology and energy and resources names. We will continue to attempt to find overlooked values here; the market contains an abundance of underfollowed companies compared to coverage on U.S. stocks, especially within the small-cap arena.

   Looking ahead, we see grounds for optimism regarding foreign stock markets, notwithstanding the difficult environment for stocks seen recently. To be sure, fears that the global economy is slowing could weigh on stocks over the coming months, and volatility will no doubt remain high in the small-cap area and elsewhere. But we believe that a "soft landing" scenario will ultimately prevail--most global economies are in fact growing, and there is little to suggest that severe contractions are in the offing--allowing for a more-benign interest-rate backdrop as well as returning a degree of stability to stock markets. As ever, we will continue to focus on innovative, rapidly growing yet underfollowed companies, attempting to identify stocks with the brightest long-term prospects.


Harold E. Sharon              Federico D. Laffan           Jun Sung Kim
Co-Portfolio Manager          Co-Portfolio Manager         Co-Portfolio Manager


   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH INVESTING IN SMALL COMPANIES. THESE ARE DETAILED IN THE FUND'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

       GROWTH OF $10,000 INVESTED IN COMMON CLASS SHARES OF WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND SINCE INCEPTION AS OF OCTOBER 31, 2000

   The graph below illustrates a hypothetical investment of $10,000 in Common Class shares of Warburg Pincus International Small Company Fund (the "Fund") from May 29, 1998 (inception) to October 31, 2000, compared to the Morgan Stanley Europe, Australasia and Far East Small Cap Index ("EAFE Small Cap")* for the same time period.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       FUND                    EAFE SMALL CAP
5/29/98             $10,000.00                  $10,000.00
6/30/98              $9,890.00                   $9,602.40
7/31/98             $10,140.20                   $9,471.33
8/31/98              $8,680.03                   $8,210.31
9/30/98              $8,410.08                   $7,832.89
10/31/98             $8,610.24                   $8,461.16
11/30/98             $9,819.97                   $8,865.44
12/31/98            $10,120.50                   $8,899.04
1/31/99             $10,560.70                   $8,787.09
2/28/99             $14,440.70                   $8,676.19
3/31/99             $15,110.80                   $9,146.53
4/30/99             $16,630.90                   $9,825.20
5/31/99             $16,280.00                   $9,467.96
6/30/99             $19,599.50                   $9,971.84
7/31/99             $20,508.90                  $10,276.00
8/31/99             $21,038.00                  $10,494.90
9/30/99             $21,347.30                  $10,462.30
10/31/99            $22,137.10                  $10,319.00
11/30/99            $27,306.20                  $10,374.70
12/31/99            $32,016.50                  $10,469.80
1/31/00             $33,012.20                  $10,483.30
2/29/00             $38,320.50                  $10,740.80
3/31/00             $37,515.80                  $10,995.10
4/30/00             $32,691.30                  $10,168.70
5/31/00             $29,876.60                  $10,147.40
6/30/00             $31,812.60                  $11,041.00
7/31/00             $29,728.80                  $10,345.90
8/31/00             $32,556.00                  $10,834.80
9/30/00             $29,603.20                  $10,212.00
10/31/00            $25,938.30                   $9,501.78

                               -------------------
                                 Average Annual
                                  Total Returns
                                for periods ended
                                    10/31/00
                                  (Common Class
                                     shares)
                               -------------------
                                     1 YEAR
                                     17.16%
                               -------------------
                                SINCE INCEPTION
                                   (5/29/98)
                                     48.03%
                               -------------------

                                                                          FUND
                                                                         ------
1 Year Total Return (9/30/99 to 9/30/00) .............................    38.66%
Average Annual Total Return Since Inception
   (5/29/98 to 9/30/00) ..............................................    58.85%

----------------
* The Morgan Stanley Europe, Australasia and Far East Small Cap Index is composed of small-cap stocks of companies in developed markets outside of North America.

WARBURG PINCUS EMERGING MARKETS FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                December 6, 2000

Dear Shareholder:

     For the 12 months ended October 31, 2000, the Common Class shares of Warburg Pincus Emerging Markets Fund had a loss of 2.59%, vs. a loss of 8.80% for the Morgan Stanley Emerging Markets Free Index.

   The period was a volatile and ultimately negative one for emerging stock markets. The group initially rallied, buoyed by optimism over global economic growth and a dissipation of "Y2K" computer bug worries (emerging markets were believed to be quite vulnerable to the potential glitch). However, turmoil hit these stocks in April and May, reflecting concerns over interest rates within developed markets and a sharp downturn in the NASDAQ, the technology-heavy U.S. stock index. These factors curbed investors' appetite for risk, to put it mildly. Emerging stock markets languished over the remainder of the period, with rising energy costs and a weakening euro adding to the uncertainty.

   Against this backdrop, the Fund had a loss, hindered by the difficult environment for emerging stock markets and by weakness in certain areas, most specifically the telecommunications and electronics sectors. However, the Fund fared well vs. its benchmark, aided by good showings from specific holdings, for example, certain consumer-oriented and energy names. In terms of sector attribution, factors that supported the Fund included well-timed overweightings in China, Mexico and Turkey.

   We made few major changes to the Fund during the period with respect to regional emphasis. Our primary focus was on Asia, with a continued emphasis on North Asian economies, most specifically South Korea, Taiwan and China. Our favorable view on these markets is based on their potential to benefit from rising export demand, in particular for software and semiconductor products. In addition, we believe that valuations on a number of stocks here are compelling, both in absolute terms and compared to emerging-market technology stocks broadly. We generally continued to avoid Southeast Asia, reflecting the more attractive stocks we saw elsewhere from a risk/reward perspective.

   We ended the period with an underweighting in Eastern/Central Europe, based on our general concerns over the region's vulnerability to a weak euro and high oil prices. However, we maintained an overweighting in Turkey, reflecting our optimism over the country's ongoing International Monetary Fund-sanctioned financial reforms (though we scaled back this position late in the period based on valuation considerations). We also established a

WARBURG PINCUS EMERGING MARKETS FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

modest position in Russia, where we believe the macroeconomic and political environment is improving, some near-term financial-market uncertainties notwithstanding. One weighting we pared during the period was Hungary, where we saw declining potential for positive market catalysts.

   Our Latin America exposure remained concentrated on Mexico and Brazil, the region's dominant economies. We raised our Mexican weighting in late June, in the belief that its market had fully discounted any unfavorable July election results. We then pared our weighting back to a roughly neutral position after the market rallied on the victory of the reform-minded opposition candidate. We ended the period with a modest overweighting in Brazil, which stands to benefit from an improving inflation and interest-rate backdrop. Elsewhere in the region, we established a small position in Chile.

   With regard to sector allocation, areas of emphasis for the Fund continued to include information-technology ("IT") companies, a number of which in our view have good longer-term prospects. Our IT holdings remained concentrated in Asia and Israel. We ended the period with an overweighting in telecommunications services, where our holdings included Asian cellular stocks and Latin American fixed-line names. Within the financial segment, our focus was on companies that stand to benefit from financial and economic reforms, particularly within Europe and Latin America.

   Looking ahead, emerging markets could remain weak over the next few months and perhaps beyond. Clearly, investors are concerned that a slowing global economy will hamper the group's earnings prospects, especially within certain areas. In addition, ongoing volatility in the technology area could continue to suppress investors' risk tolerance. However, we see grounds for optimism regarding these markets over the longer term. The group's valuations currently range from reasonable to very compelling. Indeed, we believe that a large number of these stocks have been oversold, priced to a "worst case" scenario in many cases. Barring another surge in oil prices or a recession in developed economies, this stands to draw increased investor attention to the group. For our part, we will continue to focus on markets where we see attractive valuations, potential for strong domestic liquidity and some degree of insulation from global concerns.

Richard Watt
Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS. THESE ARE DETAILED IN THE FUND'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

WARBURG PINCUS EMERGING MARKETS FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

       GROWTH OF $10,000 INVESTED IN COMMON CLASS SHARES OF WARBURG PINCUS
          EMERGING MARKETS FUND SINCE INCEPTION AS OF OCTOBER 31, 2000

   The graph below illustrates a hypothetical investment of $10,000 in Common Class shares of Warburg Pincus Emerging Markets Fund (the "Fund") from December 30, 1994 (inception) to October 31, 2000, compared to the Morgan Stanley Emerging Markets Free Index ("MS Emerging Markets Free Index")* for the same time period.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               FUND           MS EMERGING MARKETS FREE INDEX
12/30/94    $10,000.00                $10,000.00
1/31/95      $9,870.00                 $8,936.20
2/28/95      $9,900.00                 $8,707.08
3/31/95     $10,410.00                 $8,762.45
4/30/95     $10,580.00                 $9,155.54
5/31/95     $11,240.00                 $9,642.52
6/30/95     $10,940.80                 $9,671.06
7/31/95     $11,774.70                 $9,888.08
8/31/95     $11,654.10                 $9,655.31
9/30/95     $11,845.00                 $9,609.64
10/31/95    $11,332.60                 $9,241.98
11/30/95    $11,262.30                 $9,077.20
12/31/95    $11,722.60                 $9,479.77
1/31/96     $12,445.10                $10,153.50
2/29/96     $12,587.50                 $9,992.26
3/31/96     $12,903.00                $10,070.00
4/30/96     $13,971.40                $10,472.60
5/31/96     $13,615.10                $10,426.10
6/30/96     $13,451.70                $10,491.20
7/31/96     $12,485.10                 $9,774.30
8/31/96     $12,556.30                $10,024.40
9/30/96     $12,780.10                $10,111.20
10/31/96    $12,403.10                 $9,841.77
11/30/96    $12,790.10                $10,007.10
12/31/96    $12,887.30                $10,052.10
1/31/97     $13,706.20                $10,737.70
2/28/97     $14,033.80                $11,197.70
3/31/97     $13,716.40                $10,903.50
4/30/97     $14,044.00                $10,922.90
5/31/97     $14,791.20                $11,235.50
6/30/97     $15,292.80                $11,836.90
7/31/97     $15,436.10                $12,013.50
8/31/97     $13,634.70                $10,484.90
9/30/97     $13,829.70                $10,775.50
10/31/97    $11,076.20                 $9,007.49
11/30/97    $10,461.50                 $8,678.71
12/31/97    $10,311.90                 $8,887.87
1/31/98      $9,515.79                 $8,190.88
2/28/98     $10,861.30                 $9,045.77
3/31/98     $11,141.50                 $9,438.17
4/30/98     $11,012.30                 $9,335.39
5/31/98      $9,472.79                 $8,056.16
6/30/98      $8,880.74                 $7,211.07
7/31/98      $8,998.85                 $7,439.66
8/31/98      $6,339.69                 $5,288.85
9/30/98      $6,544.46                 $5,624.38
10/31/98     $7,093.54                 $6,216.68
11/30/98     $7,373.74                 $6,733.72
12/31/98     $7,298.53                 $6,636.09
1/31/99      $6,856.96                 $6,529.05
2/28/99      $6,728.05                 $6,592.57
3/31/99      $7,406.24                 $7,461.28
4/30/99      $8,386.09                 $8,384.24
5/31/99      $8,666.18                 $8,335.61
6/30/99      $9,764.19                 $9,281.70
7/31/99      $9,721.23                 $9,029.24
8/31/99      $9,807.74                 $9,111.40
9/30/99      $9,559.61                 $8,803.44
10/31/99     $9,979.28                 $8,990.95
11/30/99    $11,604.90                 $9,797.44
12/31/99    $13,532.50                $11,043.50
1/31/00     $13,445.90                $11,109.30
2/29/00     $14,393.80                $11,256.00
3/31/00     $13,920.20                $11,311.00
4/30/00     $12,208.00                $10,238.80
5/31/00     $11,906.50                 $9,815.54
6/30/00     $12,305.40                $10,161.30
7/31/00     $11,723.30                 $9,638.74
8/31/00     $11,744.40                 $9,686.17
9/30/00     $10,431.40                 $8,840.37
10/31/00     $9,721.03                 $8,199.44

                               -------------------
                                 Average Annual
                                  Total Returns
                                for periods ended
                                    10/31/00
                                  (Common Class
                                     shares)
                               -------------------
                                     1 YEAR
                                     -2.59%
                               -------------------
                                     3 YEAR
                                     -4.26%
                               -------------------
                                     5 YEAR
                                     -3.02%
                               -------------------
                                 SINCE INCEPTION
                                   (12/30/94)
                                     -0.48%
                               -------------------
                                                                           FUND
                                                                          ------
1 Year Total Return  (9/30/99 to 9/30/00) ............................     9.12%
3 Year Average Annual Total Return (9/30/97 to 9/30/00) ..............    -8.97%
5 Year Average Annual Total Return (9/30/95 to 9/30/00) ..............    -2.51%
Average Annual Total Return Since Inception
   (12/30/94 to 9/30/00) .............................................     0.73%

--------------
* The Morgan Stanley Emerging Markets Free Index is a market-capitalization weighted index of emerging-market countries determined by Morgan Stanley. The index includes only those countries open to non-local investors.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                December 6, 2000

Dear Shareholder:

   For the 12 months ended October 31, 2000, the Common Class shares of Warburg Pincus Global Post-Venture Capital Fund had a gain of 60.22%, vs. gains of 11.92% for the Lipper Global Funds Index, 0.09% for the Morgan Stanley World Index and 16.16% for the Russell 2000 Growth Index.

   The period was a volatile one for global stock markets. Most markets started on a strong note, only to encounter turbulence due to mounting inflation and interest-rate worries. Because most economies were growing at a healthy clip, monetary authorities were increasingly inclined to raise interest rates. Over the latter part of the period, investors became concerned that the global economy would in fact slow, perhaps dramatically, as a result of the rate hikes. In terms of returns for the 12 months, performance was largely divided along regional lines. European and North American markets had sizable gains, while Asian/Pacific markets had significant losses.

   The Fund had a large gain for the period, and handily outpaced its benchmarks. The Fund benefited from solid showings from a number of its holdings, with its European stocks performing particularly well. Standouts included the Fund's software and health-care stocks. Certain of the Fund's financial-services and energy holdings also aided its return. On the negative side, stocks that hindered the Fund included specific electronics and telecommunications holdings.

   With regard to regional allocation, we ended the period with a bias toward the U.S., which accounted for roughly half of the Fund's assets as of October 31, 2000. We entered the period with an emphasis on Europe, but we shifted in favor of the U.S., based on stock-specific factors and on our belief that Europe's economies would slow vis-a-vis the U.S. economy. Elsewhere, we raised our weighting in Japan, adding several companies late in the period that we deemed to have attractive valuations and good growth potential. Other country weightings worth noting included smaller but meaningful positions in Singapore and Israel.

   Stocks we added to the Fund included an Israel-based provider of "telemedicine" systems that allow for the remote monitoring of vital health-care information such as heart activity. The company stands to benefit from rapidly maturing populations in Europe and the U.S. (where it has expanded its presence via acquisitions) and from the desire to control health-care costs by minimizing hospital stays, a particular goal of insurers. The company

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

received venture financing from Polaris Venture Capital, which has backed a number of Israeli companies.

   Other names we purchased included a young, rapidly growing venture-backed software provider based in the U.K. The company's multimedia products enable detailed monitoring of "call center" operations, for example by analyzing voice patterns. In addition, we added a few stocks that represent indirect plays on venture-backed companies, for example a leading Japanese provider of venture financing.

   We also added several U.S. stocks to the portfolio during the quarter. These included one of the country's fastest-growing telecommunications companies. We also added a TV/radio broadcaster and names representing the health-care and retail sectors.

   Looking ahead, we see grounds for optimism regarding global equities, notwithstanding the recent difficulties in many markets. Certainly, worries over the global economy and profits could weigh on stocks over the coming months, and volatility will no doubt remain high. But we believe that a "soft landing" scenario will ultimately prevail--most global economies are in fact growing, and there is little to suggest that severe contractions are in the offing--allowing for a more-benign interest-rate backdrop as well as returning a degree of stability to stock markets. For our part, we will continue to focus on innovative, well-financed companies with motivated managements (managers of venture-backed companies are typically significant shareholders), attempting to identify stocks with the brightest long-term prospects.


Elizabeth B. Dater                                   Harold E. Sharon
Co-Portfolio Manager                                 Co-Portfolio Manager

Federico D. Laffan                                   Jun Sung Kim
Co-Portfolio Manager                                 Co-Portfolio Manager


   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH POST-VENTURE-CAPITAL INVESTMENTS. THESE ARE DETAILED IN THE FUND'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

       GROWTH OF $10,000 INVESTED IN COMMON CLASS SHARES OF WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND SINCE INCEPTION AS OF OCTOBER 31, 2000

   The graph below illustrates a hypothetical investment of $10,000 in Common Class shares of Warburg Pincus Global Post-Venture Capital Fund (the "Fund") from September 30, 1996 (inception) to October 31, 2000, compared to the Lipper Global Funds Index ("Lipper")*, the Morgan Stanley World Index ("MSCI")** and the Russell 2000 Growth Index ("Russell")*** for the same period.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             FUND             RUSSELL          LIPPER               MSCI
9/30/96    $10,000.00       $10,000.00       $10,000.00          $10,000.00
10/31/96    $9,860.00        $9,568.70       $10,003.00          $10,055.90
11/30/96   $10,020.00        $9,834.81       $10,476.10          $10,603.20
12/31/96   $10,060.00       $10,026.60       $10,492.90          $10,419.20
1/31/97    $10,340.00       $10,277.00       $10,726.90          $10,529.60
2/28/97     $9,760.00        $9,656.52       $10,792.30          $10,635.50
3/31/97     $9,140.00        $8,975.16       $10,662.80          $10,410.10
4/30/97     $9,180.00        $8,871.40       $10,798.20          $10,735.20
5/31/97    $10,120.00       $10,204.90       $11,458.00          $11,382.40
6/30/97    $10,380.00       $10,550.90       $11,948.40          $11,935.00
7/31/97    $11,160.00       $11,091.50       $12,545.80          $12,469.70
8/31/97    $10,970.00       $11,424.40       $11,850.80          $11,620.40
9/30/97    $11,760.00       $12,336.10       $12,589.10          $12,236.60
10/31/97   $11,150.00       $11,595.20       $11,797.20          $11,577.30
11/30/97   $11,019.50       $11,319.20       $11,822.00          $11,766.90
12/31/97   $10,936.90       $11,326.00       $11,962.70          $11,895.10
1/31/98    $10,698.50       $11,175.00       $12,096.90          $12,211.40
2/28/98    $11,903.10       $12,161.50       $12,913.50          $13,021.80
3/31/98    $12,713.70       $12,671.70       $13,563.30          $13,555.90
4/30/98    $13,441.00       $12,749.40       $13,760.80          $13,672.50
5/31/98    $12,922.10       $11,823.20       $13,643.10          $13,485.40
6/30/98    $13,119.80       $11,944.10       $13,685.50          $13,789.60
7/31/98    $12,486.10       $10,946.70       $13,691.40          $13,751.60
8/31/98     $9,867.80        $8,419.73       $11,697.30          $11,901.70
9/30/98    $10,283.20        $9,273.40       $11,704.00          $12,096.10
10/31/98   $10,937.30        $9,757.10       $12,478.80          $13,173.40
11/30/98   $11,872.10       $10,514.00       $13,166.20          $13,940.60
12/31/98   $13,064.40       $11,465.50       $13,713.10          $14,605.30
1/31/99    $13,626.90       $11,981.20       $13,999.70          $14,908.60
2/28/99    $14,179.10       $10,885.20       $13,595.80          $14,495.60
3/31/99    $15,283.40       $11,272.90       $14,062.40          $15,082.70
4/30/99    $16,210.60       $12,268.40       $14,700.40          $15,660.70
5/31/99    $15,950.10       $12,287.80       $14,268.10          $15,071.80
6/30/99    $18,492.10       $12,935.10       $14,987.10          $15,758.40
7/31/99    $19,242.80       $12,534.10       $15,027.50          $15,694.20
8/31/99    $19,346.70       $12,065.30       $15,011.90          $15,648.70
9/30/99    $19,429.90       $12,298.20       $14,881.30          $15,479.70
10/31/99   $20,055.60       $12,613.10       $15,460.20          $16,267.60
11/30/99   $25,410.40       $13,946.40       $16,499.10          $16,708.50
12/31/99   $31,481.00       $16,405.10       $18,333.80          $18,044.70
1/31/00    $32,375.00       $16,252.40       $17,617.50          $16,994.50
2/29/00    $39,691.80       $20,033.60       $18,707.20          $17,024.90
3/31/00    $38,739.20       $17,927.90       $19,173.00          $18,185.10
4/30/00    $34,745.20       $16,117.70       $18,216.40          $17,399.90
5/31/00    $31,795.30       $14,706.50       $17,674.80          $16,943.10
6/30/00    $34,361.20       $16,606.20       $18,374.80          $17,496.70
7/31/00    $33,117.30       $15,183.10       $18,002.30          $16,987.90
8/31/00    $37,505.40       $16,780.20       $18,733.20          $17,524.00
9/30/00    $35,982.60       $15,946.60       $17,737.30          $16,576.30
10/31/00   $32,128.90       $14,652.20       $17,305.30          $16,282.90

                               -------------------
                                 Average Annual
                                  Total Returns
                                for periods ended
                                    10/31/00
                                  (Common Class
                                     shares)
                               -------------------
                                     1 YEAR
                                     60.22%
                               -------------------
                                     3 YEAR
                                     42.30%
                               -------------------
                                 SINCE INCEPTION
                                    (9/30/96)
                                     33.02%
                               -------------------
                                                                           FUND
                                                                          ------
1 Year Total Return (9/30/99 to 9/30/00) .............................    85.21%
3 Year Average Annual Total Return (9/30/97 to 9/30/00) ..............    45.18%
Average Annual Total Return Since Inception
   (9/30/96 to 9/30/00) ..............................................    37.67%


--------------
* The Lipper Global Funds Index is an equal-weighted performance index, adjusted for capital-gains distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Inc.
**  The  Morgan  Stanley  World  Index  is  a  market-weighted  average  of  the performance of securities listed on the stock exchanges of all developed countries.
*** The  Russell  2000  Growth  Index is an  unmanaged  index  (with no  defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.

WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES         VALUE
                                                         ------      -----------
COMMON STOCKS (81.3%)
AUSTRALIA (0.9%)
ENERGY (0.9%)
    Oil Search, Ltd. 1                                  991,500      $   796,321
                                                                     -----------
    TOTAL AUSTRALIA                                                      796,321
                                                                     -----------
AUSTRIA (0.6%)
CAPITAL GOODS (0.6%)
    Austria Technologie & Systemtechnik AG               19,400          538,551
                                                                     -----------
    TOTAL AUSTRIA                                                        538,551
                                                                     -----------
CANADA (1.9%)
SOFTWARE & SERVICES (1.9%)
    Descartes Systems Group, Inc. 1                      40,400        1,637,437
                                                                     -----------
    TOTAL CANADA                                                       1,637,437
                                                                     -----------
DENMARK (2.4%)
COMMERCIAL SERVICES & SUPPLIES (2.4%)
    ISS AS 1                                             32,850        2,020,219
                                                                     -----------
    TOTAL DENMARK                                                      2,020,219
                                                                     -----------
FINLAND (2.0%)
INSURANCE (1.0%)
    Sampo Insurance Co., Ltd.                            22,300          907,319
                                                                     -----------
TELECOMMUNICATION SERVICES (1.0%)
    Elisa Communication Oyj Class A                      30,600          848,170
                                                                     -----------
    TOTAL FINLAND                                                      1,755,489
                                                                     -----------
FRANCE (15.1%)
BANKS (1.7%)
    Banque Nationale de Paris                            17,000        1,464,051
                                                                     -----------
CAPITAL GOODS (4.9%)
    Compagnie Generale des Eaux                          43,200        2,169,631
    Thomson CSF                                          44,600        1,999,881
                                                                     -----------
                                                                       4,169,512
                                                                     -----------
ENERGY (2.0%)
    Total Fina Elf SA                                    12,070        1,724,958
                                                                     -----------
MATERIALS (1.8%)
    Pechiney SA Class A                                  40,550        1,512,367
                                                                     -----------
MEDIA (2.1%)
    Lagardere Groupe SCA                                 31,300        1,774,942
                                                                     -----------
TECHNOLOGY HARDWARE & EQUIPMENT (2.6%)
    Alcatel SA                                           36,700        2,236,705
                                                                     -----------
    TOTAL FRANCE                                                      12,882,535
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES         VALUE
                                                         ------      -----------
COMMON STOCKS (CONT'D)
GERMANY (5.9%)
BANKS (2.0%)
    Deutsche Bank AG                                     21,100      $ 1,734,874
                                                                     -----------
INSURANCE (1.9%)
    Ergo Versicherungs Gruppe AG                         11,600        1,602,726
                                                                     -----------
SOFTWARE & SERVICES (0.3%)
    Intershop Communications AG 1                         6,500          286,504
                                                                     -----------
UTILITIES (1.7%)
    E. on AG                                             28,616        1,452,946
                                                                     -----------
    TOTAL GERMANY                                                      5,077,050
                                                                     -----------
ITALY (5.7%)
ENERGY (1.9%)
    Saipem SpA                                          309,500        1,610,804
                                                                     -----------
INSURANCE (1.7%)
    Riunione Adriatica di Sicurta SpA                   115,000        1,508,002
                                                                     -----------
TRANSPORTATION (2.1%)
    Concessioni e Costruzioni Autostrade SpA            308,400        1,790,683
                                                                     -----------
    TOTAL ITALY                                                        4,909,489
                                                                     -----------
JAPAN (10.1%)
CAPITAL GOODS (0.9%)
    Mitsubishi Electric Corp.                           105,000          753,941
                                                                     -----------
ELECTRICAL EQUIPMENT (2.1%)
    Furukawa Electric Co., Ltd.                          70,000        1,839,975
                                                                     -----------
HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
    Hoya Corp.                                            8,000          660,889
                                                                     -----------
HOUSEHOLD DURABLES (1.3%)
    Sony Corp.                                           14,200        1,134,062
                                                                     -----------
INTERNET SOFTWARE & SERVICES (0.5%)
    Softbank Corp.                                        6,500          389,930
                                                                     -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.7%)
    Tokyo Electron, Ltd.                                  7,300          570,969
                                                                     -----------
SOFTWARE (1.2%)
    Konami Co.                                           11,900        1,002,690
                                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES (2.6%)
    NTT DoCoMo, Inc.                                         90        2,217,312
                                                                     -----------
    TOTAL JAPAN                                                        8,569,768
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES         VALUE
                                                         ------      -----------
COMMON STOCKS (CONT'D)
NETHERLANDS (7.6%)
BANKS (2.5%)
    ABN AMRO Holding NV                                  91,200      $ 2,110,431
                                                                     -----------
CAPITAL GOODS (1.7%)
    IHC Caland NV                                        32,700        1,441,334
                                                                     -----------
CONSUMER DURABLES & APPAREL (1.6%)
    Koninklijke (Royal) Philips Electronics NV           35,793        1,405,033
                                                                     -----------
FOOD & DRUG RETAILING (1.8%)
    Koninklijke Ahold NV                                 54,800        1,590,015
                                                                     -----------
    TOTAL NETHERLANDS                                                  6,546,813
                                                                     -----------
NORWAY (1.4%)
CAPITAL GOODS (1.4%)
    Tomra Systems ASA                                    30,200        1,211,223
                                                                     -----------
    TOTAL NORWAY                                                       1,211,223
                                                                     -----------
PORTUGAL (1.3%)
TELECOMMUNICATION SERVICES (1.3%)
    Portugal Telecom SA                                 125,450        1,116,538
                                                                     -----------
    TOTAL PORTUGAL                                                     1,116,538
                                                                     -----------
SINGAPORE (3.8%)
BANKS (1.8%)
    Overseas Union Bank, Ltd.                           317,000        1,534,925
                                                                     -----------
TECHNOLOGY HARDWARE & EQUIPMENT (1.1%)
    Chartered Semiconductor Manufacturing,
      Ltd. ADR                                           20,800          967,200
                                                                     -----------
TRANSPORTATION (0.9%)
    Neptune Orient Lines, Ltd.                          876,000          743,532
                                                                     -----------
    TOTAL SINGAPORE                                                    3,245,657
                                                                     -----------
SPAIN (3.3%)
BANKS (2.1%)
    Banco Bilbao Vizcaya SA                             135,200        1,799,244
                                                                     -----------
FOOD & DRUG RETAILING (1.2%)
    Centros Comerciales Pryca SA                         82,400        1,042,799
                                                                     -----------
    TOTAL SPAIN                                                        2,842,043
                                                                     -----------
UNITED KINGDOM (19.3%)
CAPITAL GOODS (2.4%)
    British Aerospace PLC                               362,000        2,057,960
                                                                     -----------
MATERIALS (1.3%)
    RMC Group PLC                                       121,300        1,077,975
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES         VALUE
                                                         ------      -----------
COMMON STOCKS (CONT'D)
UNITED KINGDOM (cont'd)
MEDIA (4.1%)
    EMAP PLC                                            124,200      $ 1,460,842
    Reed International PLC                              221,000        2,044,223
                                                                     -----------
                                                                       3,505,065
                                                                     -----------
PHARMACEUTICALS & BIOTECHNOLOGY (4.3%)
    Astrazeneca Group PLC                                36,400        1,706,206
    Smithkline Beecham PLC                              156,000        2,016,096
                                                                     -----------
                                                                       3,722,302
                                                                     -----------
SOFTWARE & SERVICES (0.9%)
    Misys PLC                                            75,600          788,211
                                                                     -----------
TELECOMMUNICATION SERVICES (3.0%)
    Vodafone Group PLC                                  617,762        2,572,297
                                                                     -----------
TRANSPORTATION (1.9%)
    Railtrack Group PLC                                 106,000        1,640,815
                                                                     -----------
UTLILITIES (1.4%)
    International Power PLC 1                           300,700        1,213,877
                                                                     -----------
    TOTAL UNITED KINGDOM                                              16,578,502
                                                                     -----------
TOTAL COMMON STOCKS (Cost $64,531,371)                                69,727,635
                                                                     -----------
PREFERRED STOCK (1.1%)
    Marschollek, Lautenschlaeger und Partner AG
      (Cost $430,956)                                     7,200          970,383
                                                                     -----------
SHORT TERM INVESTMENTS (12.5%)
    Institutional Money Market Trust                  6,654,137        6,654,137
    RBB Money Market Portfolio                        4,030,908        4,030,908
                                                                     -----------
TOTAL SHORT TERM INVESTMENTS (Cost $10,685,045)                       10,685,045
                                                                     -----------
TOTAL INVESTMENTS AT VALUE (94.9%) (Cost $75,647,372 2)               81,383,063

OTHER ASSETS IN EXCESS OF LIABILITIES (5.1%)                           4,372,749
                                                                     -----------
NET ASSETS (100.0%)                                                  $85,755,812
                                                                     ===========

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt
--------------------------------------------------------------------------------
 1 Non-income producing security.
 2 Cost for federal income tax purposes is $75,812,513.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                       --------     ------------

COMMON STOCKS (76.1%)
CANADA (14.4%)
ELECTRICAL & ELECTRONICS (3.3%)
    Descartes Systems Group, Inc. 1                     714,200     $ 28,946,976
                                                                    ------------
ENERGY (6.7%)
    Anderson Exploration, Ltd. 1                        809,300       14,837,485
    Berkley Petroleum Corp. 1                         1,442,000        7,553,495
    Canadian Hunter Exploration, Ltd. 1                 420,300        8,806,474
    Canadian Natural Resources, Ltd. 1                  668,000       19,682,565
    Precision Drilling Corp. 1                          247,700        7,063,287
                                                                    ------------
                                                                      57,943,306
                                                                    ------------
MEDIA (1.4%)
    Rogers Communications, Inc. Class B                 640,000       12,404,075
                                                                    ------------
TECHNOLOGY HARDWARE & EQUIPMENT (2.5%)
    C-Mac Industries, Inc. 1                            392,500       21,783,750
                                                                    ------------
TELECOMMUNICATION SERVICES (0.5%)
    Axxent, Inc. 1                                    1,856,700        4,498,173
                                                                    ------------
    TOTAL CANADA                                                     125,576,280
                                                                    ------------
DENMARK (1.6%)
COMMERCIAL SERVICES & SUPPLIES (0.8%)
    ISS AS                                              116,199        7,146,041
                                                                    ------------
TELECOMMUNICATION SERVICES (0.8%)
    Tele Danmark AS Class B                             137,000        6,474,974
                                                                    ------------
    TOTAL DENMARK                                                     13,621,015
                                                                    ------------
FINLAND (1.6%)
TECHNOLOGY HARDWARE & EQUIPMENT (1.2%)
    Nokia Oyj Class A                                   248,900       10,230,357
                                                                    ------------
TELECOMMUNICATION SERVICES (0.4%)
    Elisa Communication Oyj Class A                     122,905        3,406,677
                                                                    ------------
    TOTAL FINLAND                                                     13,637,034
                                                                    ------------
FRANCE (9.2%)
BANKS (2.5%)
    Banque Nationale de Paris                           247,600       21,323,478
                                                                    ------------
CAPITAL GOODS (2.8%)
    Vinci                                               492,700       24,744,838
                                                                    ------------
ENERGY (2.1%)
    Coflexip SA                                          48,800        5,646,329
    Coflexip SA ADR                                      39,100        2,231,144
    Total Fina Elf SA                                    70,507       10,076,356
                                                                    ------------
                                                                      17,953,829
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                       --------     ------------
COMMON STOCKS (CONT'D)
FRANCE (cont'd)
MEDIA (1.8%)
    Lagardere Groupe SCA                                270,400     $ 15,333,684
                                                                    ------------
    TOTAL FRANCE                                                      79,355,829
                                                                    ------------
GERMANY (2.2%)
ENERGY (1.2%)
    Rwe AG                                              256,300       10,297,710
                                                                    ------------
HEALTH CARE EQUIPMENT & SERVICES (0.1%)
    Fresenius Medical ADR                                25,000          665,625
                                                                    ------------
INSURANCE (0.9%)
    Hannover Rueckversicherungs AG                       94,600        7,970,604
                                                                    ------------
    TOTAL GERMANY                                                     18,933,939
                                                                    ------------
HUNGARY (0.8%)
BANKS (0.8%)
    OTP Bank                                            144,100        6,675,691
                                                                    ------------
    TOTAL HUNGARY                                                      6,675,691
                                                                    ------------
INDIA (0.0%)
BANKS (0.0%)
    State Bank of India, Ltd.                             6,250           21,886
                                                                    ------------
ENERGY (0.0%)
    Bharat Petroleum Corp., Ltd.                            200              737
                                                                    ------------
MATERIALS (0.0%)
    Hindalco Industries, Ltd.                               203            3,098
    Reliance Industries, Ltd.                            12,010           77,740
                                                                    ------------
                                                                          80,838
                                                                    ------------
TELECOMMUNICATION SERVICES (0.0%)
    Mahanagar Telephone Nigam, Ltd.                         300              903
                                                                    ------------
    TOTAL INDIA                                                          104,364
                                                                    ------------
ITALY (4.6%)
ENERGY (1.0%)
    Saipem SpA                                        1,750,000        9,107,939
                                                                    ------------
INSURANCE (1.8%)
    Riunione Adriatica di Sicurta SPA                 1,183,000       15,512,749
                                                                    ------------
TRANSPORTATION (1.8%)
    Concessioni e Costruzioni Autostrade SpA          2,635,000       15,299,769
                                                                    ------------
    TOTAL ITALY                                                       39,920,457
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                       --------     ------------
COMMON STOCKS (CONT'D)
JAPAN (14.0%)
CAPITAL GOODS (1.0%)
    Mitsubishi Electric Corp.                         1,210,000     $  8,688,271
                                                                    ------------
DIVERSIFIED FINANCIALS (1.1%)
    Orix Corp.                                           86,400        9,060,479
                                                                    ------------
ELECTRICAL EQUIPMENT (3.3%)
    Furukawa Electric Co., Ltd.                       1,090,000       28,651,036
                                                                    ------------
HEALTH CARE EQUIPMENT & SERVICES (1.0%)
    Hoya Corp.                                          109,800        9,070,700
                                                                    ------------
HOUSEHOLD DURABLES (1.1%)
    Sony Corp.                                          125,000        9,982,939
                                                                    ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.7%)
    Rohm Co., Ltd.                                       54,100       13,630,751
    Tokyo Electron, Ltd.                                125,700        9,831,620
                                                                    ------------
                                                                      23,462,371
                                                                    ------------
SOFTWARE (1.3%)
    Konami, Ltd.                                        131,000       11,038,017
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES (2.5%)
    NTT DoCoMo, Inc.                                        891       21,951,384
                                                                    ------------
    TOTAL JAPAN                                                      121,905,197
                                                                    ------------
NETHERLANDS (4.9%)
BANKS (2.4%)
    ABN AMRO Holding NV                                 898,500       20,791,912
                                                                    ------------
CAPITAL GOODS (1.4%)
    IHC Caland NV                                       277,297       12,222,561
                                                                    ------------
CONSUMER DURABLES & APPAREL (1.1%)
    Koninklijke (Royal) Philips Electronics NV          231,800        9,099,173
                                                                    ------------
    TOTAL NETHERLANDS                                                 42,113,646
                                                                    ------------
SINGAPORE (2.1%)
BANKS (1.3%)
    Overseas Union Bank, Ltd.                         2,194,288       10,624,821
                                                                    ------------
TRANSPORTATION (0.8%)
    Neptune Orient Lines, Ltd. 1                      8,179,000        6,942,175
                                                                    ------------
    TOTAL SINGAPORE                                                   17,566,996
                                                                    ------------
SPAIN (2.5%)
BANKS (1.4%)
    Banco Bilbao Vizcaya Argentaria SA                  900,000       11,977,215
                                                                    ------------
FOOD & DRUG RETAILING (0.8%)
    Centros Comerciales Pryca SA                        558,214        7,064,383
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                       --------     ------------
COMMON STOCKS (CONT'D)
SPAIN (cont'd)
MEDIA (0.3%)
    Grupo Prisa SA 1                                    112,600     $  2,166,596
                                                                    ------------
    TOTAL SPAIN                                                       21,208,194
                                                                    ------------
SWEDEN (2.0%)
BANKS (2.0%)
    Nordic Baltic Holding AB                          2,285,400       17,106,800
                                                                    ------------
    TOTAL SWEDEN                                                      17,106,800
                                                                    ------------
SWITZERLAND (1.1%)
PHARMACEUTICALS & BIOTECHNOLOGY (1.1%)
    Roche Holding AG                                        941        8,593,129
                                                                    ------------
    TOTAL SWITZERLAND                                                  8,593,129
                                                                    ------------
TAIWAN (2.3%)
CAPITAL GOODS (0.9%)
    Ambit Microsystems Corp.                          1,350,000        6,257,747
    Siliconware Corp. 1                               3,399,900        1,502,433
                                                                    ------------
                                                                       7,760,180
                                                                    ------------
TECHNOLOGY HARDWARE & EQUIPMENT (1.4%)
    Taiwan Semiconductor Manufacturing Co.            3,967,808       12,016,270
                                                                    ------------
    TOTAL TAIWAN                                                      19,776,450
                                                                    ------------
UNITED KINGDOM (12.8%)
INSURANCE (1.0%)
    Prudential PLC                                      749,907       10,094,473
                                                                    ------------
MEDIA (1.3%)
    Reed International PLC                            1,317,500       12,186,713
                                                                    ------------
PHARMACEUTICALS & BIOTECHNOLOGY (3.9%)
    Astrazeneca Group PLC                               447,400       20,971,333
    Smithkline Beecham PLC                            1,113,800       14,394,406
                                                                    ------------
                                                                      35,365,739
                                                                    ------------
SOFTWARE & SERVICES (0.7%)
    Misys PLC                                           667,786        6,962,389
                                                                    ------------
TELECOMMUNICATION SERVICES (2.8%)
    Vodafone AirTouch PLC                             6,145,345       25,588,582
                                                                    ------------
TRANSPORTATION (2.3%)
    Railtrack Group PLC                               1,359,036       21,037,043
                                                                    ------------
UTILITIES (0.8%)
    International Power PLC                           2,049,000        8,271,481
                                                                    ------------
    TOTAL UNITED KINGDOM                                             119,506,420
                                                                    ------------
TOTAL COMMON STOCKS (Cost $615,744,158)                              665,601,441
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                       --------     ------------
PREFERRED STOCKS (2.0%)
GERMANY (2.0%)
HEALTH CARE EQUIPMENT & SERVICES (0.8%)
    Fresenius Medical Care AG ADR                       472,999     $  6,917,610
                                                                    ------------
INSURANCE (1.2%)
    Marschollek, Lautenschlaeger und Partner AG          81,600       10,997,678
                                                                    ------------
    TOTAL GERMANY                                                     17,915,288
                                                                    ------------
TOTAL PREFERRED STOCKS (Cost $14,343,639)                             17,915,288
                                                                    ------------
WARRANT (0.5%)
CANADA (0.5%)
SOFTWARE & SERVICES (0.5%)
    Wysdom, Inc. (Private Placement)
      (Cost $4,163,896)1,2                              365,254        4,163,896
                                                                    ------------
SHORT TERM INVESTMENTS (18.9%)
    Institutional Money Market Trust                123,709,469      123,709,469
    RBB Money Market Portfolio                       41,430,309       41,430,309
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS (Cost $165,139,778)                     165,139,778
                                                                    ------------
TOTAL INVESTMENTS AT VALUE (97.5%)
   (Cost $799,391,471 3)                                             852,820,403

OTHER ASSETS IN EXCESS OF LIABILITIES (2.5%)                          21,528,661
                                                                    ------------
NET ASSETS (100.0%)                                                 $874,349,064
                                                                    ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
 1 Non-income producing security.
 2 Illiquid.
 3 Also cost for federal income tax purposes.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES          VALUE
                                                       --------      -----------
COMMON STOCKS (88.4%)
AUSTRALIA (1.2%)
SOFTWARE & SERVICES (1.2%)
    Open Telecommunications, Ltd. 1                     872,000      $   813,304
                                                                     -----------
    TOTAL AUSTRALIA                                                      813,304
                                                                     -----------
AUSTRIA (1.0%)
CAPITAL GOODS (1.0%)
    Austria Technologie & Systemtechnik AG               25,000          694,009
                                                                     -----------
    TOTAL AUSTRIA                                                        694,009
                                                                     -----------
CANADA (7.1%)
CAPITAL GOODS (0.8%)
    ATS Automation Tooling Systems, Inc. 1               20,000          354,889
    Stuart Energy Systems Corp. 1                        11,500          173,941
                                                                     -----------
                                                                         528,830
                                                                     -----------
ENERGY (1.3%)
    Berkley Petroleum Corp. 1                           180,000          942,877
                                                                     -----------
SOFTWARE & SERVICES (4.1%)
    Descartes Systems Group, Inc. 1                      71,600        2,901,993
                                                                     -----------
TECHNOLOGY HARDWARE & EQUIPMENT (0.6%)
    Exfo Electro-Optical Engineering, Inc. 1             10,550          402,219
                                                                     -----------
TELECOMMUNICATION SERVICES (0.3%)
    Axxent, Inc. 1                                       90,000          218,040
                                                                     -----------
    TOTAL CANADA                                                       4,993,959
                                                                     -----------
FRANCE (1.8%)
MEDIA (1.0%)
    Ipsos SA                                              6,600          682,523
                                                                     -----------
TECHNOLOGY HARDWARE & EQUIPMENT (0.8%)
    Infovista SA 1                                       15,500          597,801
                                                                     -----------
    TOTAL FRANCE                                                       1,280,324
                                                                     -----------
GERMANY (7.5%)
CAPITAL GOODS (5.3%)
    Jenoptik AG                                          70,000        1,925,424
    Lambda Physik AG 1                                    4,800          258,362
    Muehlbauer Holding AG & Co.                          17,470        1,569,685
                                                                     -----------
                                                                       3,753,471
                                                                     -----------
SOFTWARE & SERVICES (2.2%)
    Articon Integralis AG 1                              16,400        1,091,257
    Biodata Information Technology AG 1                   2,000          442,470
                                                                     -----------
                                                                       1,533,727
                                                                     -----------
    TOTAL GERMANY                                                      5,287,198
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES          VALUE
                                                       --------      -----------
COMMON STOCKS (CONT'D)
HONG KONG (0.7%)
BANKS (0.7%)
    Hong Kong Exchanges & Clearing, Ltd.                283,000      $   493,509
                                                                     -----------
    TOTAL HONG KONG                                                      493,509
                                                                     -----------
INDIA (0.5%)
SOFTWARE & SERVICES (0.5%)
    Silverline Technologies, Ltd. ADR 1                  24,300          361,463
                                                                     -----------
    TOTAL INDIA                                                          361,463
                                                                     -----------
IRELAND (0.8%)
TELECOMMUNICATION SERVICES (0.8%)
    Parthus Technologies PLC 1                          157,000          535,752
                                                                     -----------
    TOTAL IRELAND                                                        535,752
                                                                     -----------
ISRAEL (3.3%)
HEALTH CARE EQUIPMENT & SERVICES (1.9%)
    Card-Guard Scientific Survival, Ltd.1                22,500        1,354,562
                                                                     -----------
TECHNOLOGY HARDWARE & EQUIPMENT (1.4%)
    AudioCodes, Ltd. 1                                   25,200          996,975
                                                                     -----------
    TOTAL ISRAEL                                                       2,351,537
                                                                     -----------
JAPAN (14.4%)
CAPITAL GOODS (2.6%)
    Nippon Thompson Co., Ltd.                           130,000        1,279,923
    Suruga Seiki Co., Ltd.                               13,000          559,594
                                                                     -----------
                                                                       1,839,517
                                                                     -----------
COMMERCIAL SERVICES & SUPPLIES (0.8%)
    Omega Project Co., Ltd. 1                           160,000          539,262
                                                                     -----------
HEALTH CARE EQUIPMENT & SERVICES (0.9%)
    Moritex Corp.                                        12,400          601,907
                                                                     -----------
MATERIALS (1.3%)
    Arisawa Manufacturing Co., Ltd.                      35,000          929,604
                                                                     -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.6%)
    Disco Corp.                                           5,000          471,213
                                                                     -----------
SPECIALTY RETAILING (1.5%)
    JAC Holdings Co., Ltd.                               25,800          498,579
    SHIMACHU Co., Ltd.                                   35,000          528,913
                                                                     -----------
                                                                       1,027,492
                                                                     -----------
TECHNOLOGY HARDWARE & EQUIPMENT (4.2%)
    Geomatec Co., Ltd.                                   37,000          708,239
    Micronics Japan Co., Ltd.                            54,000          776,471
    Shinkawa, Ltd.                                       23,000          756,231
    Yokowo Co., Ltd.                                     40,000          732,693
                                                                     -----------
                                                                       2,973,634
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES          VALUE
                                                       --------      -----------
COMMON STOCKS (CONT'D)
JAPAN (cont'd)
TRANSPORTATION (2.5%)
    Honda Tsushin Kogyo Co., Ltd.                        25,000      $ 1,167,729
    Yusen Air & Sea Service Co., Ltd.                    29,000          594,947
                                                                     -----------
                                                                       1,762,676
                                                                     -----------
    TOTAL JAPAN                                                       10,145,305
                                                                     -----------
LUXEMBOURG (3.0%)
SOFTWARE & SERVICES (3.0%)
    Thiel Logistik AG 1                                  13,500        2,082,662
                                                                     -----------
    TOTAL LUXEMBOURG                                                   2,082,662
                                                                     -----------
NETHERLANDS (5.1%)
BANKS (1.3%)
    Van der Moolen Holding NV                            11,300          912,341
                                                                     -----------
CAPITAL GOODS (2.4%)
    Fugro NV                                             15,400          906,581
    Koninklijke Boskalis Westminster NV                  33,000          783,223
                                                                     -----------
                                                                       1,689,804
                                                                     -----------
ENERGY (0.9%)
    Petroplus International NV                           47,391          630,680
                                                                     -----------
TECHNOLOGY HARDWARE & EQUIPMENT (0.5%)
    BE Semiconductor Industries NV 1                     40,325          375,994
                                                                     -----------
    TOTAL NETHERLANDS                                                  3,608,819
                                                                     -----------
NORWAY (2.8%)
ENERGY (2.8%)
    Fred Olsen Energy ASA 1                             100,000          725,792
    Navis ASA 1                                         950,000        1,235,996
                                                                     -----------
                                                                       1,961,788
                                                                     -----------
    TOTAL NORWAY                                                       1,961,788
                                                                     -----------
SINGAPORE (2.0%)
HEALTH CARE EQUIPMENT & SERVICES (1.0%)
    Parkway Holdings, Ltd.                              348,000          713,659
                                                                     -----------
TRANSPORTATION (1.0%)
    Delgro Corp., Ltd.                                  250,000          692,126
                                                                     -----------
    TOTAL SINGAPORE                                                    1,405,785
                                                                     -----------
SOUTH KOREA (1.6%)
CONSUMER DURABLES & APPAREL (1.0%)
    Hankuk Electric Glass Co., Ltd.                      10,900          689,958
                                                                     -----------
INSURANCE (0.6%)
    Tong Yang Confectionery Corp.                        17,400          435,971
                                                                     -----------
    TOTAL SOUTH KOREA                                                  1,125,929
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES          VALUE
                                                       --------      -----------
COMMON STOCKS (CONT'D)
SPAIN (7.0%)
DIVERSIFIED FINANCIALS (1.5%)
    Dinamia Capital Privado Sociedad de
      Capital Riesgo SA                                  97,400      $ 1,048,519
                                                                     -----------
ENERGY (2.6%)
    Abengoa SA                                           48,795        1,395,927
    Grupo Auxiliar Metalurgico, SA 1                     22,800          419,960
                                                                     -----------
                                                                       1,815,887
                                                                     -----------
HOTELS, RESTAURANTS & LEISURE (1.5%)
    NH Hoteles SA                                        96,000        1,082,272
                                                                     -----------
SOFTWARE & SERVICES (1.4%)
    Indra Sistemas SA                                    95,750          962,581
                                                                     -----------
    TOTAL SPAIN                                                        4,909,259
                                                                     -----------
SWEDEN (7.1%)
COMMERCIAL SERVICES & SUPPLIES (2.3%)
    Proffice AB                                          48,800        1,607,234
                                                                     -----------
REAL ESTATE (0.8%)
    Kungsleden AB                                        64,700          565,012
                                                                     -----------
TECHNOLOGY HARDWARE & EQUIPMENT (4.0%)
    HiQ International AB                                140,350        1,134,600
    Micronic Laser Systems AB 1                          55,700        1,656,597
                                                                     -----------
                                                                       2,791,197
                                                                     -----------
    TOTAL SWEDEN                                                       4,963,443
                                                                     -----------
SWITZERLAND (5.6%)
CAPITAL GOODS (1.9%)
    Saurer AG 1                                           1,100          480,232
    Swisslog Holding AG                                   1,600          880,935
                                                                     -----------
                                                                       1,361,167
                                                                     -----------
CONSUMER DURABLES & APPAREL (1.5%)
    Gretag Imaging Group                                  6,050        1,086,792
                                                                     -----------
TECHNOLOGY HARDWARE & EQUIPMENT (2.2%)
    Logitech International SA 1                           4,860        1,486,578
                                                                     -----------
    TOTAL SWITZERLAND                                                  3,934,537
                                                                     -----------
TAIWAN (0.6%)
CAPITAL GOODS (0.6%)
    Siliconware Corp. 1                                 987,800          436,514
                                                                     -----------
    TOTAL TAIWAN                                                         436,514
                                                                     -----------
THAILAND (1.0%)
TECHNOLOGY HARDWARE & EQUIPMENT (1.0%)
    Hana Microelectronics Public Co., Ltd.              295,000          731,070
                                                                     -----------
    TOTAL THAILAND                                                       731,070
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES          VALUE
                                                       --------      -----------
COMMON STOCKS (CONT'D)
UNITED KINGDOM (14.3%)
COMMERCIAL SERVICES & SUPPLIES (1.1%)
    Nestor Healthcare Group PLC                         105,000      $   758,541
                                                                     -----------
MEDIA (5.2%)
    Eyretel PLC 1                                       425,800        1,193,327
    Incepta Group PLC                                   315,000          647,237
    Informa Group PLC                                   163,300        1,784,388
                                                                     -----------
                                                                       3,624,952
                                                                     -----------
PHARMACEUTICALS & BIOTECHNOLOGY (1.6%)
    Oxford GlycoSciences PLC 1                           31,350        1,136,945
                                                                     -----------
SOFTWARE & SERVICES (2.9%)
    Autonomy Corp. PLC 1                                 10,175          520,084
    Kewill Systems PLC 1                                 77,300          783,486
    Orchestream Holdings PLC 1                           64,500          517,474
    Sherwood International PLC                           33,800          222,092
                                                                     -----------
                                                                       2,043,136
                                                                     -----------
TECHNOLOGY HARDWARE & EQUIPMENT (1.0%)
    Aggreko PLC                                         140,000          746,089
                                                                     -----------
TELECOMMUNICATION SERVICES (2.5%)
    Dialog Semiconductor PLC 1                           11,000          237,764
    Mitie Group PLC                                     161,000          861,509
    Skyepharma PLC 1                                    575,000          676,316
                                                                     -----------
                                                                       1,775,589
                                                                     -----------
    TOTAL UNITED KINGDOM                                              10,085,252
                                                                     -----------
TOTAL COMMON STOCKS (Cost $62,260,373)                                62,201,418
                                                                     -----------
PREFERRED STOCKS (2.1%)
GERMANY (2.1%)
INSURANCE (1.2%)
    Marschollek Lautenschlaeger und Partner AG            6,540          881,432
                                                                     -----------
TECHNOLOGY HARDWARE & EQUIPMENT (0.9%)
    Sartorius AG                                         76,600          571,380
                                                                     -----------
    TOTAL GERMANY                                                      1,452,812
                                                                     -----------
TOTAL PREFERRED STOCKS (Cost $774,494)                                 1,452,812
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES          VALUE
                                                       --------      -----------
WARRANT (0.5%)
CANADA (0.5%)
SOFTWARE & SERVICES (0.5%)
    Wysdom, Inc. (Private Placement)
      (Cost $330,600)1,2                                 29,000      $   330,600
                                                                     -----------
SHORT TERM INVESTMENT (4.5%)
    RBB Money Market Portfolio (Cost $3,141,329)      3,141,329        3,141,329
                                                                     -----------
TOTAL INVESTMENTS AT VALUE (95.5%)
   (Cost $66,506,796 3)                                               67,126,159

OTHER ASSETS IN EXCESS OF LIABILITIES (4.5%)                           3,215,654
                                                                     -----------
NET ASSETS (100.0%)                                                  $70,341,813
                                                                     ===========

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt
--------------------------------------------------------------------------------
 1 Non-income producing security.
 2 Illiquid.
 3 Cost for federal income tax purposes is $66,753,217.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES          VALUE
                                                       --------      -----------
COMMON STOCKS (87.9%)
BRAZIL (10.8%)
ENERGY (2.6%)
    Petroleo Brasileiro SA ADR (Common shares)1          22,200      $   645,187
    Petroleo Brasileiro SA ADR (Preference shares)       37,300          989,177
                                                                     -----------
                                                                       1,634,364
                                                                     -----------
FOOD & DRUG RETAILING (1.3%)
    Companhia Brasileira de Distribuicao Grupo
      Pao de Acucar ADR                                  23,700          844,312
                                                                     -----------
FOOD, BEVERAGE & TOBACCO (1.6%)
    Companhia de Bebidas das Americas (Ambev) ADR        44,875        1,012,492
                                                                     -----------
MATERIALS (1.3%)
    Companhia Vale do Rio Doce ADR                       36,000          841,500
                                                                     -----------
TELECOMMUNICATION SERVICES (3.5%)
    Embratel Participacoes SA ADR                        56,500          914,594
    Tele Norte Leste Participacoes SA ADR                59,455        1,315,442
                                                                     -----------
                                                                       2,230,036
                                                                     -----------
UTILITIES (0.5%)
    Centrais Electricas Brasileiras ADR                  33,600          298,425
                                                                     -----------
    TOTAL BRAZIL                                                       6,861,129
                                                                     -----------
CHILE (1.5%)
FOOD & DRUG RETAILING (0.4%)
    Distribucion y Servicio SA ADR                       15,400          275,275
                                                                     -----------
FOOD, BEVERAGE & TOBACCO (0.5%)
    Compania Cervecerias Unidas SA ADR 1                 15,000          289,688
                                                                     -----------
TELECOMMUNICATION SERVICES (0.0%)
    Companhia de Telecomunicaciones de
      Chile SA ADR 1                                        100            1,525
                                                                     -----------
UTILITIES (0.6%)
    Enersis SA ADR 1                                     21,400          379,850
                                                                     -----------
    TOTAL CHILE                                                          946,338
                                                                     -----------
CHINA (5.4%)
ENERGY (1.8%)
    PetroChina Co., Ltd.                              5,348,000        1,124,619
                                                                     -----------
REAL ESTATE (0.1%)
    China Resources Enterprises Co., Ltd.                40,000           45,135
                                                                     -----------
TELECOMMUNICATION SERVICES (2.0%)
    China Unicom ADR 1                                   63,265        1,296,933
                                                                     -----------
TRANSPORTATION (0.6%)
    Guangshen Railway Co., Ltd.                       3,121,476          380,236
                                                                     -----------
UTILITIES (0.9%)
    Huaneng Power International, Inc. ADR                36,700          559,675
                                                                     -----------
    TOTAL CHINA                                                        3,406,598
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES          VALUE
                                                       --------      -----------
COMMON STOCKS (CONT'D)
EGYPT (0.0%)
BANKS (0.0%)
    Commercial International Bank, Ltd.                      26      $       228
                                                                     -----------
    TOTAL EGYPT                                                              228
                                                                     -----------
GREECE (2.8%)
BANKS (1.2%)
    Alpha Credit Bank                                    20,705          763,644
                                                                     -----------
TELECOMMUNICATION SERVICES (1.6%)
    Hellenic Telecommunication Organization SA ADR      113,200          990,500
                                                                     -----------
    TOTAL GREECE                                                       1,754,144
                                                                     -----------
HONG KONG (5.9%)
AUTOMOBILES & COMPONENTS (0.1%)
    Denway Motors, Ltd. 1                               428,000           69,149
                                                                     -----------
CAPITAL GOODS (1.3%)
    Citic Pacific, Ltd.                                 212,000          850,844
                                                                     -----------
CONSUMER DURABLES & APPAREL (0.1%)
    Guangdong Kelon Electrical Holdings Co., Ltd.        40,738            7,574
    Li & Fung, Ltd.                                      20,000           37,185
                                                                     -----------
                                                                          44,759
                                                                     -----------
DIVERSIFIED FINANCIALS (0.0%)
    Beijing Enterprises Holding Co.                      11,100           10,105
                                                                     -----------
TECHNOLOGY HARDWARE & EQUIPMENT (1.3%)
    Legend Holdings, Ltd.                               944,000          798,888
                                                                     -----------
TELECOMMUNICATION SERVICES (3.1%)
    China Mobile, Ltd. 1                                  2,500           16,108
    China Mobile, Ltd. ADR 1                             64,400        1,972,250
                                                                     -----------
                                                                       1,988,358
                                                                     -----------
    TOTAL HONG KONG                                                    3,762,103
                                                                     -----------
HUNGARY (1.3%)
BANKS (0.5%)
    OTP Bank RT                                           5,364          248,497
    OTP Bank RT ADR                                       1,400           64,858
                                                                     -----------
                                                                         313,355
                                                                     -----------
PHARMACEUTICALS & BIOTECHNOLOGY (0.2%)
    Gedeon Richter                                        3,000          144,750
                                                                     -----------
TELECOMMUNICATION SERVICES (0.6%)
    Matav RT ADR                                         14,800          347,800
                                                                     -----------
    TOTAL HUNGARY                                                        805,905
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES          VALUE
                                                       --------      -----------
COMMON STOCKS (CONT'D)
INDIA (3.6%)
AUTOMOBILES & COMPONENTS (0.2%)
    Mahindra & Mahindra, Ltd. 1                           1,750      $     4,787
    Mahindra and Mahindra, Ltd. GDR                      31,400           86,350
                                                                     -----------
                                                                          91,137
                                                                     -----------
BANKS (0.3%)
    State Bank of India, Ltd. GDR                        32,100          216,675
                                                                     -----------
CAPITAL GOODS (0.0%)
    Larsen & Toubro, Ltd.                                 2,093            6,621
    Larsen & Toubro, Ltd. GDR                             1,800           11,340
                                                                     -----------
                                                                          17,961
                                                                     -----------
DIVERSIFIED FINANCIALS (0.0%)
    Morgan Stanley India Investment Fund, Inc. 1            100            1,056
                                                                     -----------
ENERGY (0.2%)
    Hindustan Petroleum Corp., Ltd.                      32,400           73,989
    Reliance Industries, Ltd.                             4,659           30,157
                                                                     -----------
                                                                         104,146
                                                                     -----------
FOOD, BEVERAGE & TOBACCO (0.4%)
    ITC Agro-Tech, Ltd. GDR                              15,200          275,880
                                                                     -----------
MATERIALS (1.1%)
    Grasim Industries, Ltd.                                 500            2,170
    Hindalco Industries, Ltd. GDR                        12,500          190,000
    Reliance Industries, Ltd. GDR                        36,804          493,174
                                                                     -----------
                                                                         685,344
                                                                     -----------
PHARMACEUTICALS & BIOTECHNOLOGY (0.2%)
    Ranbaxy Laboratories, Ltd. 1                          7,200          124,200
                                                                     -----------
SOFTWARE & SERVICES (0.8%)
    Infosys Technologies, Ltd. ADR 1                      3,500          481,250
    Pentamedia Graphics, Ltd.                               200            1,487
    SSI, Ltd. 1                                           8,400           38,892
                                                                     -----------
                                                                         521,629
                                                                     -----------
TELECOMMUNICATION SERVICES (0.4%)
    Videsh Sanchar Nigam, Ltd. ADR                       30,800          227,150
                                                                     -----------
    TOTAL INDIA                                                        2,265,178
                                                                     -----------
ISRAEL (3.8%)
SOFTWARE & SERVICES (2.2%)
    Check Point Software Technologies, Ltd. 1             8,809        1,395,125
                                                                     -----------
TECHNOLOGY HARDWARE & EQUIPMENT (1.6%)
    Orbotech, Ltd. 1                                     18,850          997,872
                                                                     -----------
    TOTAL ISRAEL                                                       2,392,997
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES          VALUE
                                                       --------      -----------
COMMON STOCKS (CONT'D)
MALAYSIA (3.8%)
BANKS (1.3%)
    Malayan Banking BHD                                 211,000      $   844,027
                                                                     -----------
HOTELS RESTAURANTS & LEISURE (1.1%)
    Genting BHD                                          77,405          197,593
    Resorts World                                       132,000          231,007
    Tanjong PLC                                         130,000          242,902
                                                                     -----------
                                                                         671,502
                                                                     -----------
TECHNOLOGY HARDWARE & EQUIPMENT (0.6%)
    Digi.com BHD 1                                      234,000          351,011
                                                                     -----------
UTILITIES (0.8%)
    Tenaga Nasional BHD                                 160,351          519,047
                                                                     -----------
    TOTAL MALAYSIA                                                     2,385,587
                                                                     -----------
MEXICO (10.4%)
BANKS (2.1%)
    Grupo Financiero Banamex Accival SA de CV
       Class O 1                                        408,444          634,205
    Grupo Financiero Bancomer SA de CV Class O 1      1,154,810          714,350
                                                                     -----------
                                                                       1,348,555
                                                                     -----------
FOOD, BEVERAGE & TOBACCO (2.2%)
    Coca-Cola Femsa SA ADR                               28,126          539,668
    Grupo Modelo SA de CV Class C                       321,143          855,691
                                                                     -----------
                                                                       1,395,359
                                                                     -----------
MATERIALS (0.5%)
    Cemex SA de CV ADR 1                                 16,534          349,281
    Kimberly-Clark de Mexico SA de CV Class A                17               43
                                                                     -----------
                                                                         349,324
                                                                     -----------
MEDIA (1.1%)
    Grupo Televisa SA 1                                  12,700          687,388
                                                                     -----------
RETAILING (1.6%)
    Wal-Mart de Mexico SA de CV 1                        42,000        1,011,579
                                                                     -----------
TELECOMMUNICATION SERVICES (2.9%)
    Telefonos de Mexico SA ADR                           34,000        1,833,875
                                                                     -----------
    TOTAL MEXICO                                                       6,626,080
                                                                     -----------
POLAND (0.5%)
TELECOMMUNICATION SERVICES (0.5%)
    Telekomunikacja Polska SA                            58,725          300,806
                                                                     -----------
    TOTAL POLAND                                                         300,806
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES          VALUE
                                                       --------      -----------
COMMON STOCKS (CONT'D)
RUSSIA (3.2%)
ENERGY (2.5%)
    Lukoil Holding ADR                                   16,700      $   891,780
    Surgutneftegaz ADR                                   50,700          651,495
                                                                     -----------
                                                                       1,543,275
                                                                     -----------
UTILITIES (0.7%)
    Unified Energy Systems ADR                           37,200          470,580
                                                                     -----------
    TOTAL RUSSIA                                                       2,013,855
                                                                     -----------
SINGAPORE (0.0%)
BANKS (0.0%)
    Oversea-Chinese Banking Corp., Ltd.                     242            1,544
                                                                     -----------
MEDIA (0.0%)
    Singapore Press Holdings, Ltd.                           39              558
                                                                     -----------
    TOTAL SINGAPORE                                                        2,102
                                                                     -----------
SOUTH AFRICA (7.5%)
BANKS (1.5%)
    Standard Bank Investment Corp., Ltd.                266,671          934,945
                                                                     -----------
CAPITAL GOODS (1.1%)
    Imperial Holdings, Ltd. 1                           103,677          725,609
                                                                     -----------
DIVERSIFIED FINANCIALS (0.4%)
    Johnnic Holdings, Ltd.                               19,993          227,479
                                                                     -----------
FOOD, BEVERAGE & TOBACCO (1.1%)
    South African Breweries PLC                         120,223          720,527
                                                                     -----------
INSURANCE (1.4%)
    Liberty Group, Ltd. 1                               120,305          918,383
                                                                     -----------
MATERIALS (2.0%)
    Anglogold, Ltd.                                      14,101          401,100
    Anglo American Platinum Corp., Ltd.                   5,900          230,114
    De Beers Consolidated Mines, Ltd. ADR                22,000          613,250
                                                                     -----------
                                                                       1,244,464
                                                                     -----------
    TOTAL SOUTH AFRICA                                                 4,771,407
                                                                     -----------
SOUTH KOREA (9.5%)
BANKS (1.9%)
    Housing & Commercial Bank of Korea                   39,017          938,155
    Housing & Commercial Bank of Korea GDR                1,823           44,208
    Kookmin Bank                                         18,700          213,722
                                                                     -----------
                                                                       1,196,085
                                                                     -----------
MATERIALS (0.6%)
    Pohang Iron & Steel Co., Ltd.                         5,600          325,427
    Pohang Iron & Steel Co., Ltd. ADR                     1,800           28,463
                                                                     -----------
                                                                         353,890
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES          VALUE
                                                       --------      -----------
COMMON STOCKS (CONT'D)
SOUTH KOREA (cont'd)
TECHNOLOGY HARDWARE & EQUIPMENT (2.1%)
    Samsung Electro-Mechanics Co. 1                       8,750      $   280,010
    Samsung Electronics Co., Ltd.                         8,605        1,078,026
                                                                     -----------
                                                                       1,358,036
                                                                     -----------
TELECOMMUNICATION SERVICES (3.2%)
    Korea Telecom Corp.                                  12,047          709,606
    Korea Telecom Corp. ADR                               1,800           66,375
    SK Telecom Co., Ltd.                                  5,937        1,265,733
                                                                     -----------
                                                                       2,041,714
                                                                     -----------
UTILITIES (1.7%)
    Korea Electric Power Corp. 1                         45,510        1,016,258
    Korea Electric Power Corp. ADR 1                      2,600           31,688
                                                                     -----------
                                                                       1,047,946
                                                                     -----------
    TOTAL SOUTH KOREA                                                  5,997,671
                                                                     -----------
TAIWAN (11.0%)
BANKS (1.8%)
    Bank Sinopac 1                                      902,900          375,280
    Chinatrust Commercial Bank                        1,228,600          778,318
                                                                     -----------
                                                                       1,153,598
                                                                     -----------
CONSUMER DURABLES & APPAREL (1.6%)
    Far Eastern Textile, Ltd.                         1,212,000          996,270
                                                                     -----------
MATERIALS (1.4%)
    China Steel Corp.                                   399,000          230,572
    Formosa Plastics Corp.                              442,000          703,433
                                                                     -----------
                                                                         934,005
                                                                     -----------
TECHNOLOGY HARDWARE & EQUIPMENT (6.2%)
    Asustek Computer, Inc.                              122,000          606,986
    Hon Hai Precision Industry                           45,500          237,624
    Macronix International Co., Ltd. ADR 1                1,935           27,332
    Taiwan Semiconductor Manufacturing Co.,
       Ltd. 1                                           525,000        1,589,931
    Taiwan Semiconductor Manufacturing Co.,
       Ltd. ADR 1                                         1,000           22,688
    United Microelectronics Co., Ltd. 1                 471,620          830,730
    Via Technologies, Inc. 1                             71,000          509,025
    Winbond Electronics Corp. 1                         102,765           99,399
                                                                     -----------
                                                                       3,923,715
                                                                     -----------
    TOTAL TAIWAN                                                       7,007,588
                                                                     -----------
TURKEY (6.3%)
BANKS (2.2%)
    Dogan Yayin Holding AS 1                          60,564,486         789,418
    Yapi Ve Kredi Bankasi AS 1                        68,502,224         591,910
                                                                     -----------
                                                                       1,381,328
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES          VALUE
                                                       --------      -----------
COMMON STOCKS (CONT'D)
TURKEY (cont'd)
CONSUMER DURABLES & APPAREL (0.6%)
    Vestel Elektronik Sanayi Ve Ticaret AS 1          1,900,000      $   389,566
                                                                     -----------
DIVERSIFIED FINANCIALS (2.9%)
    Koc Holding AS                                    9,676,166          616,441
    Turkiye Is Bankasi AS Class C                    63,832,800        1,215,308
                                                                     -----------
                                                                       1,831,749
                                                                     -----------
TELECOMMUNICATION SERVICES (0.6%)
    Turkcell Iletisim Hizmetleri AS ADR 1                37,900          414,531
                                                                     -----------
    TOTAL TURKEY                                                       4,017,174
                                                                     -----------
UNITED STATES (0.6%)
SOFTWARE & SERVICES (0.6%)
    AsiaInfo Holdings, Inc. 1                            33,100          401,338
                                                                     -----------
    TOTAL UNITED STATES                                                  401,338
                                                                     -----------
TOTAL COMMON STOCKS (Cost $60,052,214)                                55,718,228
                                                                     -----------
PREFERRED STOCKS (0.5%)
BRAZIL (0.5%)
BANKS (0.5%)
    Banco Itau SA 1                                   3,837,808          298,633
                                                                     -----------
ENERGY (0.0%)
    Petroleo Brasileiro SA                                    1               27
                                                                     -----------
    TOTAL BRAZIL                                                         298,660
                                                                     -----------
TAIWAN (0.0%)
BANKS (0.0%)
    Taishin International Bank                              735              225
                                                                     -----------
    TOTAL TAIWAN                                                             225
                                                                     -----------
TOTAL PREFERRED STOCKS (Cost $303,917)                                   298,885
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES          VALUE
                                                       --------      -----------
RIGHT (0.0%)
THAILAND (0.0%)
TELECOMMUNICATION SERVICES (0.0%)
    TelecomAsia Corp. Public Co., Ltd. (Cost $0)1       191,874      $         0
                                                                     -----------
SHORT TERM INVESTMENTS (5.8%)
    Institutional Money Market Trust                    604,224          604,224
    RBB Money Market Portfolio                        3,063,331        3,063,331
                                                                     -----------
TOTAL SHORT TERM INVESTMENTS (Cost $3,667,555)                         3,667,555
                                                                     -----------
TOTAL INVESTMENTS ATVALUE (94.2%) (Cost $64,023,686 2)                59,684,668

OTHER ASSETS IN EXCESS OF LIABILITIES (5.8%)                           3,700,902
                                                                     -----------
NET ASSETS (100.0%)                                                  $63,385,570
                                                                     ===========

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt
                         GDR = Global Depository Receipt

--------------------------------------------------------------------------------
 1 Non-income producing security.
 2 Cost for federal income tax purposes is $65,384,434.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES           VALUE
                                                      ---------     ------------
COMMON STOCKS (89.8%)
BRAZIL (0.4%)
TELECOMMUNICATION SERVICES (0.4%)
    Celular Crt Participacoes SA 1                    2,420,000     $    793,813
                                                                    ------------
    TOTAL BRAZIL                                                         793,813
                                                                    ------------
CANADA (3.8%)
CAPITAL GOODS (0.6%)
    ATS Automated Tooling Systems, Inc. 1                50,000          887,221
    Stuart Energy Systems Corp. 1                        23,000          347,882
                                                                    ------------
                                                                       1,235,103
                                                                    ------------
ENERGY (0.5%)
    Berkley Petroleum Corp. 1                           200,000        1,047,641
                                                                    ------------
PHARMACEUTICALS & BIOTECHNOLOGY (0.5%)
    Biovail Corp. 1                                      27,900        1,173,544
                                                                    ------------
MEDIA (0.7%)
    Shaw Communications, Inc. Class B                    77,900        1,601,819
                                                                    ------------
SOFTWARE & SERVICES (1.3%)
    Descartes Systems Group, Inc. 1                      72,500        2,938,471
                                                                    ------------
TECHNOLOGY HARDWARE & EQUIPMENT (0.2%)
    Nortel Networks Corp.                                 7,368          335,246
                                                                    ------------
    TOTAL CANADA                                                       8,331,824
                                                                    ------------
FRANCE (1.1%)
MEDIA (0.6%)
    Ipsos SA                                             14,000        1,447,777
                                                                    ------------
TECHNOLOGY HARDWARE & EQUIPMENT (0.5%)
    Infovista SA 1                                       26,670        1,028,604
                                                                    ------------
    TOTAL FRANCE                                                       2,476,381
                                                                    ------------
GERMANY (3.8%)
CAPITAL GOODS (1.3%)
    Jenoptik AG                                         106,400        2,926,645
                                                                    ------------
SOFTWARE & SERVICES (2.1%)
    Articon Information Systems AG 1                     25,866        1,721,126
    Intershop Communications AG 1                        15,300          674,386
    Telesens AG 1                                        43,900        2,307,119
                                                                    ------------
                                                                       4,702,631
                                                                    ------------
TECHNOLOGY HARDWARE & EQUIPMENT (0.4%)
    BE Semiconductor Industries NV                       84,000          783,223
                                                                    ------------
    TOTAL GERMANY                                                      8,412,499
                                                                    ------------
INDIA (0.2%)
SOFTWARE & SERVICES (0.2%)
    Silverline Technologies, Ltd.                        67,500          437,788
                                                                    ------------
    TOTAL INDIA                                                          437,788
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES          VALUE
                                                      ---------     ------------
COMMON STOCKS (CONT'D)
IRELAND (0.8%)
TELECOMMUNICATION SERVICES (0.8%)
    Parthus Technologies PLC 1                          510,000     $  1,740,342
                                                                    ------------
    TOTAL IRELAND                                                      1,740,342
                                                                    ------------
ISRAEL (4.0%)
HEALTH CARE EQUIPMENT & SERVICES (1.4%)
    Card-Guard Scientific Survival, Ltd. 1               52,000        3,130,544
                                                                    ------------
SOFTWARE & SERVICES (1.2%)
    Check Point Software Technologies, Ltd. 1            16,000        2,534,000
                                                                    ------------
TECHNOLOGY HARDWARE & EQUIPMENT (0.8%)
    Audiocodes, Ltd. 1                                   17,000          672,562
    Gilat Satellite Networks 1                           22,300        1,141,481
                                                                    ------------
                                                                       1,814,043
                                                                    ------------
TELECOMMUNICATION SERVICES (0.6%)
    Amdocs, Ltd. 1                                       20,560        1,332,545
                                                                    ------------
    TOTAL ISRAEL                                                       8,811,132
                                                                    ------------
JAPAN (5.9%)
COMMERCIAL SERVICES & SUPPLIES (1.2%)
    Omega Project Co., Ltd. 1                           380,000        1,280,747
    Venture Link Co., Ltd.                               22,000        1,269,390
                                                                    ------------
                                                                       2,550,137
                                                                    ------------
COMPUTERS & PERIPHERALS (0.6%)
    Obic Co., Ltd.                                        4,000        1,337,164
                                                                    ------------
DIVERSIFIED FINANCIALS (0.3%)
    Japan Associated Finance Co., Ltd.                    7,000          743,683
                                                                    ------------
ELECTRICAL EQUIPMENT (1.7%)
    Furukawa Electric Co., Ltd.                         142,000        3,732,520
                                                                    ------------
HEALTH CARE EQUIPMENT & SERVICES (0.4%)
    Moritex Corp.                                        18,000          873,736
                                                                    ------------
SPECIALTY RETAIL (0.2%)
    Jac Co., Ltd.                                        27,400          529,499
                                                                    ------------
TECHNOLOGY HARDWARE & EQUIPMENT (0.5%)
    Micronics Japan Co., Ltd.                            69,000          992,158
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES (1.0%)
    NTT DoCoMo, Inc.                                         90        2,217,312
                                                                    ------------
    TOTAL JAPAN                                                       12,976,209
                                                                    ------------
LUXEMBURG (1.2%)
SOFTWARE & SERVICES (1.2%)
    Thiel Logistik AG 1                                  16,500        2,545,476
                                                                    ------------
    TOTAL LUXEMBURG                                                    2,545,476
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES          VALUE
                                                      ---------     ------------
COMMON STOCKS (CONT'D)
NETHERLANDS (0.5%)
ENERGY (0.5%)
    Petroplus International NV                           77,386     $  1,029,854
                                                                    ------------
    TOTAL NETHERLANDS                                                  1,029,854
                                                                    ------------
NORWAY (1.3%)
ENERGY (1.3%)
    Fred Olsen Energy ASA 1                             120,000          870,950
    Navis ASA 1                                       1,100,000        1,431,154
    Petroleum Geo - Services ADR 1                       41,300          565,294
                                                                    ------------
                                                                       2,867,398
                                                                    ------------
    TOTAL NORWAY                                                       2,867,398
                                                                    ------------
SINGAPORE (0.5%)
TECHNOLOGY HARDWARE & EQUIPMENT (0.5%)
    Chartered Semiconductor Manufacturing, Ltd.
       ADR 1                                             22,540        1,048,110
                                                                    ------------
    TOTAL SINGAPORE                                                    1,048,110
                                                                    ------------
SOUTH KOREA (0.1%)
TELECOMMUNICATION SERVICES (0.1%)
    SK Telecom Co., Ltd. ADR                              9,100          228,069
                                                                    ------------
    TOTAL SOUTH KOREA                                                    228,069
                                                                    ------------
SPAIN (1.7%)
DIVERSIFIED FINANCIALS (0.4%)
    Dinamia Capital Privado Sociedad de
       Capital Riesgo SA                                 74,100          797,693
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE (0.6%)
    NH Hoteles SA                                       125,500        1,414,846
                                                                    ------------
SOFTWARE & SERVICES (0.7%)
    Indra Sistemas SA                                   155,400        1,562,246
                                                                    ------------
    TOTAL SPAIN                                                        3,774,785
                                                                    ------------
SWEDEN (0.5%)
SOFTWARE & SERVICES (0.0%)
    Protect Data AB 1                                     7,800           90,302
                                                                    ------------
TECHNOLOGY HARDWARE & EQUIPMENT (0.5%)
    Micronic Laser System AB 1                           34,600        1,029,053
                                                                    ------------
    TOTAL SWEDEN                                                       1,119,355
                                                                    ------------
SWITZERLAND (2.0%)
CONSUMER DURABLES & APPAREL (1.2%)
    Gretag Imaging Group                                 14,300        2,568,781
                                                                    ------------
TECHNOLOGY HARDWARE & EQUIPMENT (0.8%)
    Logitech International SA 1                           5,600        1,712,929
                                                                    ------------
    TOTAL SWITZERLAND                                                  4,281,710
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES          VALUE
                                                      ---------     ------------
COMMON STOCKS (CONT'D)
TAIWAN (0.4%)
CAPITAL GOODS (0.4%)
    Ambit Microsystems Corp.                            201,000     $    931,709
                                                                    ------------
    TOTAL TAIWAN                                                         931,709
                                                                    ------------
UNITED KINGDOM (11.3%)
BANKS (0.8%)
    London Pacific Group, Ltd. ADR                      122,800        1,734,550
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES (0.5%)
    Nestor Healthcare Group PLC                         152,000        1,098,078
                                                                    ------------
CONSUMER DURABLES & APPAREL (0.8%)
    Mentmore Abbey PLC                                  573,000        1,659,946
                                                                    ------------
DIVERSIFIED FINANCIALS (2.9%)
    3i Group PLC                                        154,900        3,520,159
    Amvescap PLC ADR                                     25,860        2,931,877
                                                                    ------------
                                                                       6,452,036
                                                                    ------------
MEDIA (2.1%)
    EMAP PLC                                             90,000        1,058,581
    Eyretel PLC 1                                       670,500        1,879,112
    Informa Group PLC                                   163,000        1,781,110
                                                                    ------------
                                                                       4,718,803
                                                                    ------------
PHARMACEUTICALS & BIOTECHNOLOGY (0.6%)
    Oxford Glycosciences PLC 1                           36,500        1,323,716
                                                                    ------------
SOFTWARE & SERVICES (2.0%)
    Autonomy Corp. PLC 1                                 43,800        2,238,790
    Orchestream Holdings PLC 1                          267,000        2,142,102
                                                                    ------------
                                                                       4,380,892
                                                                    ------------
TECHNOLOGY HARDWARE & EQUIPMENT (0.6%)
    Arc International PLC 1                             276,300        1,354,101
                                                                    ------------
TELECOMMUNICATION SERVICES (1.0%)
    Bookham Technology PLC ADR 1                         25,100          845,556
    Skyepharma PLC 1                                  1,200,000        1,411,441
                                                                    ------------
                                                                       2,256,997
                                                                    ------------
    TOTAL UNITED KINGDOM                                              24,979,119
                                                                    ------------
UNITED STATES (50.3%)
BANKS (0.8%)
    Mellon Financial Corp.                               37,300        1,799,725
                                                                    ------------
CAPITAL GOODS (0.5%)
    DSP Group, Inc. 1                                    38,900        1,103,787
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES          VALUE
                                                      ---------     ------------
COMMON STOCKS (CONT'D)
UNITED STATES (cont'd)
COMMERCIAL SERVICES & SUPPLIES (1.3%)
    Acxiom Corp. 1                                       38,000     $  1,529,500
    DeVry, Inc. 1                                        33,400        1,233,712
                                                                    ------------
                                                                       2,763,212
                                                                    ------------
CONSUMER DURABLES (1.8%)
    Polycom, Inc. 1                                      42,400        2,756,000
    ValueVision International, Inc. 1                    56,400        1,142,100
                                                                    ------------
                                                                       3,898,100
                                                                    ------------
DIVERSIFIED FINANCIALS (1.9%)
    Gabelli Asset Management, Inc. Class A 1             49,400        1,778,400
    Knight Trading Group, Inc. 1                         48,800        1,460,950
    T. Rowe Price Associates, Inc.                       20,300          950,294
                                                                    ------------
                                                                       4,189,644
                                                                    ------------
ENERGY (2.4%)
    Chaparral Resources, Inc. 1                           5,556           36,114
    Cooper Cameron Corp. 1                               30,600        1,667,700
    Nabors Industries, Inc. 1                            30,400        1,547,360
    Newfield Exploration Co. 1                           52,900        1,996,975
                                                                    ------------
                                                                       5,248,149
                                                                    ------------
HEALTHCARE EQUIPMENT & SERVICES (4.0%)
    Advance Paradigm, Inc. 1                             83,600        4,085,950
    Community Health Care 1                             116,800        3,292,300
    Oxford Health Plans, Inc. 1                          44,200        1,491,750
                                                                    ------------
                                                                       8,870,000
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE (1.3%)
    MGM Mirage, Inc.                                     61,700        2,132,506
    New York Restaurant Group, Inc. 1,2                  77,720          749,998
                                                                    ------------
                                                                       2,882,504
                                                                    ------------
INSURANCE (0.9%)
    Ambac Financial Group, Inc.                          23,500        1,875,594
                                                                    ------------
LIMITED PARTNERSHIPS (1.4%)
    Boston Ventures V L.P. 3                            876,235          876,235
    New Enterprise Associates VII L.P. 3              2,114,600        2,114,600
                                                                    ------------
                                                                       2,990,835
                                                                    ------------
MEDIA (5.5%)
    Cablevision Systems Corp. 1                          20,600        1,534,700
    Clear Channel Communications, Inc. 1                 14,570          875,111
    Entravision Communications Corp. 1                  104,400        1,846,575
    Getty Images, Inc. 1                                 31,800        1,009,650
    Harte-Hanks Communications, Inc.                     69,300        1,533,262
    MaMaMedia, Inc. 1,2                                  92,592          499,997
    TMP Worldwide, Inc. 1                                23,400        1,628,859


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES          VALUE
                                                      ---------     ------------
COMMON STOCKS (CONT'D)
UNITED STATES (cont'd)
MEDIA (cont'd)
    USA Networks, Inc. 1                                 73,400     $  1,486,350
    Westwood One, Inc. 1                                 96,900        1,835,044
                                                                    ------------
                                                                      12,249,548
                                                                    ------------
PHARMACEUTICALS & BIOTECHNOLOGY (4.7%)
    Affymetrix, Inc. 1                                   13,600          753,100
    Amgen, Inc. 1                                        19,400        1,123,987
    Celgene Corp. 1                                      15,200          978,500
    Gilead Sciences, Inc. 1                              11,300          971,800
    IVAX Corp. 1                                         54,600        2,375,100
    Millennium Pharmaceuticals, Inc. 1                   14,700        1,066,669
    Praecis Pharmaceuticals, Inc. 1                      35,800          908,425
    Progenics Pharmaceuticals, Inc. 1                    44,200        1,088,425
    Watson Pharmaceuticals, Inc. 1                       17,100        1,069,819
                                                                    ------------
                                                                      10,335,825
                                                                    ------------
REAL ESTATE (0.2%)
    Pinnacle Holdings, Inc. 1                            31,780          500,535
                                                                    ------------
RETAILING (0.3%)
    AnnTaylor Stores Corp. 1                             27,900          837,000
                                                                    ------------
SOFTWARE & SERVICES (9.9%)
    BEA Systems, Inc. 1                                  38,700        2,776,725
    BISYS Group, Inc. 1                                  36,800        1,734,200
    Documentum, Inc. 1                                   20,900        1,776,500
    Excalibur Technologies Corp. 1                       78,200        4,604,025
    Exodus Communications, Inc. 1                        39,200        1,315,650
    Inktomi Corp. 1                                      13,900          881,781
    Intuit, Inc. 1                                       56,500        3,471,219
    Juniper Networks, Inc. 1                             16,700        3,256,500
    Netcentives, Inc. 1                                   1,728           12,312
    Planetweb, Inc. 1,2                                 183,800          999,872
    Veritas Software Corp. 1                              7,350        1,036,465
                                                                    ------------
                                                                      21,865,249
                                                                    ------------
TECHNOLOGY HARDWARE & EQUIPMENT (11.7%)
    Avanex Corp. 1                                       10,400        1,056,250
    Broadcom Corp., Class A                              14,854        3,303,158
    C-Mac Industries, Inc. 1                             25,000        1,387,500
    CIENA Corp. 1                                        36,270        3,812,884
    Cisco Systems, Inc. 1                               119,332        6,429,011
    Flextronics International, Ltd. 1                    81,400        3,093,200
    KLA-Tencor Corp. 1                                   13,800          466,613
    Manufacturers' Services Ltd.                         44,400          435,675
    Maxim Integrated Products, Inc. 1                    25,140        1,667,096
    Network Appliance, Inc. 1                             8,660        1,030,540
    Sun Microsystems, Inc. 1                             28,200        3,126,675
                                                                    ------------
                                                                      25,808,602
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES          VALUE
                                                      ---------     ------------
COMMON STOCKS (CONT'D)
UNITED STATES (cont'd)
TELECOMMUNICATION SERVICES (1.7%)
    Foundry Networks, Inc. 1                             19,700     $  1,308,819
    Globespan, Inc.                                       8,200          630,888
    Redback Networks Inc.                                11,900        1,266,606
    Sycamore Networks, Inc. 1                            10,400          657,800
                                                                    ------------
                                                                       3,864,113
                                                                    ------------
    TOTAL UNITED STATES                                              111,082,422
                                                                    ------------
TOTAL COMMON STOCKS (Cost $168,668,600)                              197,867,995
                                                                    ------------
WARRANTS (0.2%)
CANADA (0.2%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)
    OCI Communications, Inc. 1                           90,600          219,494
                                                                    ------------
SOFTWARE & SERVICES (0.0%)
    Wysdom, Inc. (Private Placement)1,2                  20,000          228,000
                                                                    ------------
    TOTAL CANADA                                                         447,494
                                                                    ------------
TOTAL WARRANTS (Cost $1,239,045)                                         447,494
                                                                    ------------
SHORT TERM INVESTMENTS (7.2%)
    Institutional Money Market Trust                  5,580,201        5,580,201
    RBB Money Market Portfolio                       10,285,489       10,285,489
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS (Cost $15,865,690)                       15,865,690
                                                                    ------------

                                    MATURITY   RATE%      PAR
                                    --------   -----   --------
U.S. TREASURY OBLIGATIONS (0.3%)
    U.S. Treasury Bill              01/04/01   5.780   $529,000          523,253
    U.S. Treasury Note              11/30/01   5.875    220,000          219,107
                                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $743,119)                          742,360
                                                                    ------------
TOTAL INVESTMENTS AT VALUE (97.5%) (Cost $186,516,454 4)             214,923,539

OTHER ASSETS IN EXCESS OF LIABILITIES (2.5%)                           5,512,041
                                                                    ------------
NET ASSETS (100.0%)                                                 $220,435,580
                                                                    ============

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt
--------------------------------------------------------------------------------
 1 Non-income producing security.
 2 Illiquid security.
 3 Restricted security.
 4 Cost for federal income tax purposes is $186,951,959.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2000
--------------------------------------------------------------------------------

                                                                  MAJOR FOREIGN      INTERNATIONAL
                                                                    MARKETS             EQUITY
                                                                  -------------      -------------
ASSETS
    Investments at value (Cost - $75,647,372, $799,391,471,
      $66,506,796, $64,023,686, and $186,516,454, respectively)    $81,383,063       $852,820,403
    Foreign currency (Cost - $2,610, $3,557,024, $1,207,573,
      $2,905,212 and $130,873 respectively)                              2,669          3,495,624
    Receivable for investments sold                                  4,179,147         52,066,424
    Receivable for Fund shares sold                                  2,939,904         23,259,363
    Dividends, interest and reclaim receivable                         192,321          1,726,491
    Receivable from investment adviser                                       0                  0
    Prepaid expenses and other assets                                   34,198            107,917
                                                                   -----------       ------------
      Total Assets                                                  88,731,302        933,476,222
                                                                   -----------       ------------
LIABILITIES
    Advisory fee payable                                                37,669            764,947
    Administrative fee payable                                          17,301             76,495
    Directors' fee payable                                               3,375              3,175
    Payable for investments purchased                                2,825,364         56,101,466
    Payable for Fund shares redeemed                                    55,291          1,221,245
    Deferred capital gains taxes                                             0                  0
    Accrued expenses payable                                            36,490            959,830
    Other liabilities                                                        0                  0
                                                                   -----------       ------------
      Total Liabilities                                              2,975,490         59,127,158
                                                                   -----------       ------------
NET ASSETS
    Capital stock, $0.001 par value                                      5,725             43,702
    Paid-in capital                                                 68,292,388        642,117,846
    Accumulated undistributed net investment income                    567,872          4,862,639
    Accumulated net realized gain (loss) from investments
      and foreign currency transactions                             11,164,374        174,148,850
    Net unrealized appreciation (depreciation) from investments
      and foreign currency translations                              5,725,453         53,176,027
                                                                   -----------       ------------
      Net Assets                                                   $85,755,812       $874,349,064
                                                                   ===========       ============
COMMON SHARES
    Net assets                                                     $85,755,812       $708,317,180
                                                                   -----------       ------------
    Shares outstanding                                               5,725,426         35,292,874
                                                                   -----------       ------------
    Net asset value, offering price and redemption
       price per share                                             $     14.98       $      20.07
                                                                   ===========       ============
ADVISOR SHARES
    Net assets                                                     $       N/A       $166,031,884
                                                                   -----------       ------------
    Shares outstanding                                                     N/A          8,408,724
                                                                   -----------       ------------
    Net asset value, offering price and redemption
       price per share                                             $       N/A       $      19.75
                                                                   ===========       ============
INSTITUTIONAL SHARES
    Net assets                                                     $       N/A       $        N/A
                                                                   -----------       ------------
    Shares outstanding                                                     N/A                N/A
                                                                   -----------       ------------
    Net asset value, offering price and redemption
       price per share                                             $       N/A       $        N/A
                                                                   ===========       ============

                                                                  INTERNATIONAL SMALL       EMERGING         GLOBAL POST-VENTURE
                                                                        COMPANY              MARKETS              CAPITAL
                                                                  -------------------      -----------       -------------------
ASSETS
    Investments at value (Cost - $75,647,372, $799,391,471,
      $66,506,796, $64,023,686, and $186,516,454, respectively)       $67,126,159          $59,684,668           $214,923,539
    Foreign currency (Cost - $2,610, $3,557,024, $1,207,573,
      $2,905,212 and $130,873 respectively)                             1,199,224            2,816,158               125,717
    Receivable for investments sold                                       363,623               52,653             5,635,288
    Receivable for Fund shares sold                                     1,846,576            1,556,175             1,552,359
    Dividends, interest and reclaim receivable                             76,150               26,449               108,660
    Receivable from investment adviser                                     60,319               67,900                     0
    Prepaid expenses and other assets                                     130,975               64,868                46,494
                                                                      -----------          -----------           ------------
      Total Assets                                                     70,803,026           64,268,871            222,392,057
                                                                      -----------          -----------           ------------
LIABILITIES
    Advisory fee payable                                                   72,614               54,721                 30,692
    Administrative fee payable                                              6,601                2,611                 42,848
    Directors' fee payable                                                  3,575                2,826                  2,825
    Payable for investments purchased                                     243,511              713,819              1,350,779
    Payable for Fund shares redeemed                                       73,060               40,091                287,497
    Deferred capital gains taxes                                            2,438                    0                      0
    Accrued expenses payable                                               59,414               61,452                241,836
    Other liabilities                                                           0                7,781                      0
                                                                      -----------          -----------           ------------
      Total Liabilities                                                   461,213              883,301              1,956,477
                                                                      -----------          -----------           ------------
NET ASSETS
    Capital stock, $0.001 par value                                         2,838                7,017                  7,971
    Paid-in capital                                                    77,794,734          108,495,400            195,743,374
    Accumulated undistributed net investment income                             0              185,785                      0
    Accumulated net realized gain (loss) from investments
      and foreign currency transactions                                (8,061,087)         (40,874,777)            (3,701,674)
    Net unrealized appreciation (depreciation) from investments
      and foreign currency translations                                   605,328           (4,427,855)            28,385,909
                                                                      -----------          -----------           ------------
      Net Assets                                                      $70,341,813          $63,385,570           $220,435,580
                                                                      ===========          ===========           ============
COMMON SHARES
    Net assets                                                        $70,341,813          $60,481,869           $211,822,049
                                                                      -----------          -----------           ------------
    Shares outstanding                                                  2,838,169            6,696,304              7,655,976
                                                                      -----------          -----------           ------------
    Net asset value, offering price and redemption
       price per share                                                $     24.78          $      9.03           $      27.67
                                                                      ===========          ===========           ============
ADVISOR SHARES
    Net assets                                                        $       N/A          $    66,421           $  8,613,531
                                                                      -----------          -----------           ------------
    Shares outstanding                                                        N/A                7,567                314,797
                                                                      -----------          -----------           ------------
    Net asset value, offering price and redemption
       price per share                                                $       N/A          $      8.78           $      27.36
                                                                      ===========          ===========           ============
INSTITUTIONAL SHARES
    Net assets                                                        $       N/A          $ 2,837,280           $        N/A
                                                                      -----------          -----------           ------------
    Shares outstanding                                                        N/A              313,520                    N/A
                                                                      -----------          -----------           ------------
    Net asset value, offering price and redemption
       price per share                                                $       N/A          $      9.05           $        N/A
                                                                      ===========          ===========           ============

                 See Accompanying Notes to Financial Statements.

                                     48 & 49

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2000
--------------------------------------------------------------------------------

                                                                  MAJOR FOREIGN       INTERNATIONAL
                                                                    MARKETS              EQUITY
                                                                  -------------       -------------
INVESTMENT INCOME:
    Dividends                                                      $ 1,477,881        $  17,387,610
    Interest                                                           326,943            2,643,490
    Foreign Taxes Withheld                                            (148,606)          (1,222,512)
                                                                   -----------        -------------
      Total investment income                                        1,656,218           18,808,588
                                                                   -----------        -------------
EXPENSES:
    Investment advisory fees                                         1,032,466           12,091,912
    Administrative Services fees                                       232,134            2,230,242
    Custodian/Sub-custodian fees                                        73,698              844,626
    Transfer agent fees                                                 38,807              935,883
    Registration fees                                                   36,066               65,920
    Printing fees                                                       26,148              308,989
    Legal fees                                                          16,055               63,583
    Audit fees                                                          13,070               80,677
    Directors fees                                                      12,973               12,955
    Interest expense                                                     8,934              494,989
    Insurance expense                                                    2,076                    0
    Offering/Organizational costs                                            0                    0
    Shareholder servicing/distribution fees                                  0            1,198,464
    Miscellaneous expense                                                3,596               47,532
                                                                   -----------        -------------
                                                                     1,496,023           18,375,772
    Less: fees waived and
      transfer agent offsets                                          (515,181)            (246,504)
                                                                   -----------        -------------
      Total expenses                                                   980,842           18,129,268
                                                                   -----------        -------------
        Net investment income (loss)                                   675,376              679,320
                                                                   -----------        -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY RELATED ITEMS:
    Net realized gain (loss) from investments (net of capital
      gains taxes of $1,479,574 for Emerging Markets)               11,242,490          204,055,535
    Net realized loss from foreign currency transactions               (80,227)          (2,056,135)
    Net change in unrealized appreciation (depreciation)
      from investments                                              (6,294,526)        (203,705,985)
    Net change in unrealized appreciation (depreciation)
      from foreign currency translations (net of estimated
      deferred capital gain taxes of $(46,366) for
      Emerging Markets)                                                (15,945)             (60,791)
                                                                   -----------        -------------
    Net realized and unrealized gain (loss) from investments
      and foreign currency related items                             4,851,792           (1,767,376)
                                                                   -----------        -------------
    Net increase (decrease) in net assets resulting
      from operations                                              $ 5,527,168        $  (1,088,056)
                                                                   ===========        =============

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2000
--------------------------------------------------------------------------------

                                                                   INTERNATIONAL SMALL      EMERGING        GLOBAL POST-VENTURE
                                                                         COMPANY             MARKETS             CAPITAL
                                                                  --------------------    ------------      -------------------
INVESTMENT INCOME:
    Dividends                                                         $   915,123         $  3,284,632        $    468,770
    Interest                                                              434,025              204,651             795,816
    Foreign Taxes Withheld                                               (104,515)            (133,268)            (55,593)
                                                                      -----------         ------------        ------------
      Total investment income                                           1,244,633            3,356,015           1,208,993
                                                                      -----------         ------------        ------------
EXPENSES:
    Investment advisory fees                                            1,107,279            1,124,537           1,719,601
    Administrative Services fees                                          233,400              177,220             307,556
    Custodian/Sub-custodian fees                                           81,485              139,131              79,978
    Transfer agent fees                                                   153,210              138,325             203,327
    Registration fees                                                      65,854               80,562             106,189
    Printing fees                                                          37,089              104,108              73,381
    Legal fees                                                             14,423               40,920              26,907
    Audit fees                                                             14,200               17,721              17,953
    Directors fees                                                         11,541                5,375               9,163
    Interest expense                                                       55,438              148,803                 962
    Insurance expense                                                       1,999                2,238               1,829
    Offering/Organizational costs                                               0                7,386                 805
    Shareholder servicing/distribution fees                               251,654              217,229             356,200
    Miscellaneous expense                                                   4,023                    0               6,056
                                                                      -----------         ------------        ------------
                                                                        2,031,595            2,203,555           2,909,907
    Less: fees waived and
      transfer agent offsets                                             (471,338)            (728,419)           (627,754)
                                                                      -----------         ------------        ------------
      Total expenses                                                    1,560,257            1,475,136           2,282,153
                                                                      -----------         ------------        ------------
        Net investment income (loss)                                     (315,624)           1,880,879          (1,073,160)
                                                                      -----------         ------------        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY RELATED ITEMS:
    Net realized gain (loss) from investments (net of capital
      gains taxes of $1,479,574 for Emerging Markets)                  (7,937,974)          18,272,445          (3,618,756)
    Net realized loss from foreign currency transactions                  (48,053)            (524,520)            (52,793)
    Net change in unrealized appreciation (depreciation)
      from investments                                                 (1,524,724)         (15,159,359)        (17,437,246)
    Net change in unrealized appreciation (depreciation)
      from foreign currency translations (net of estimated
      deferred capital gain taxes of $(46,366) for
      Emerging Markets)                                                    (4,663)          (1,275,338)            (16,094)
                                                                      -----------         ------------        ------------
    Net realized and unrealized gain (loss) from investments
      and foreign currency related items                               (9,515,414)           1,313,228         (21,124,889)
                                                                      -----------         ------------        ------------
    Net increase (decrease) in net assets resulting
      from operations                                                 $(9,831,038)        $  3,194,107        $(22,198,049)
                                                                      ===========         ============        ============

                 See Accompanying Notes to Financial Statements.

                                     50 & 51

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 MAJOR FOREIGN MARKETS
                                                          -----------------------------------
                                                              FOR THE            FOR THE
                                                             YEAR ENDED         YEAR ENDED
                                                          OCTOBER 31, 2000   OCTOBER 31, 1999
                                                          ----------------   ----------------
FROM OPERATIONS:
  Net investment income (loss)                              $     675,376      $    518,143
  Net realized gain (loss) from investments and foreign
    currency transactions                                      11,162,263         4,922,782
  Net change in unrealized appreciation (depreciation)
    from investments and foreign currency translations         (6,310,471)       12,506,073
                                                            -------------      ------------
    Net increase (decrease) in net assets resulting
      from operations                                           5,527,168        17,946,998
                                                            -------------      ------------
FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
     Common Class shares                                         (444,718)         (423,139)
     Advisor Class Shares                                               0                 0
  Distributions from net realized gains
     Common Class shares                                       (2,787,884)                0
                                                            -------------      ------------
    Net decrease in net assets from dividends
      and distributions                                        (3,232,602)         (423,139)
                                                            -------------      ------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                207,100,571        75,310,136
  Reinvestment of dividends and distributions                   3,118,268           381,678
  Net asset value of shares redeemed                         (206,140,907)      (52,853,403)
                                                            -------------      ------------
    Net increase (decrease) in net assets from capital
      share transactions                                        4,077,932        22,838,411
                                                            -------------      ------------
    Net increase (decrease) in net assets                       6,372,498        40,362,270

NET ASSETS:
  Beginning of year                                            79,383,314        39,021,044
                                                            -------------      ------------
  End of year                                               $  85,755,812      $ 79,383,314
                                                            =============      ============
UNDISTRIBUTED NET INVESTMENT INCOME:                        $     567,872      $    417,441
                                                            =============      ============

                                                                  INTERNATIONAL EQUITY              INTERNATIONAL SMALL COMPANY
                                                          -----------------------------------  ------------------------------------
                                                              FOR THE            FOR THE           FOR THE             FOR THE
                                                             YEAR ENDED         YEAR ENDED        YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2000   OCTOBER 31, 1999  OCTOBER 31, 2000    OCTOBER 31, 1999
                                                          ----------------   ----------------  ----------------    ----------------
FROM OPERATIONS:
  Net investment income (loss)                             $      679,320    $     6,265,096    $    (315,624)       $    (22,886)
  Net realized gain (loss) from investments and foreign
    currency transactions                                     201,999,400        141,496,862       (7,986,027)          1,908,373
  Net change in unrealized appreciation (depreciation)
    from investments and foreign currency translations       (203,766,776)       205,467,968       (1,529,387)          2,311,261
                                                           --------------    ---------------    -------------        ------------
    Net increase (decrease) in net assets resulting
      from operations                                          (1,088,056)       353,229,926       (9,831,038)         4,196,748
                                                           --------------    ---------------    -------------        ------------
FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
     Common Class shares                                       (6,691,499)                 0          (22,235)                  0
     Advisor Class Shares                                        (449,429)                 0                0                   0
  Distributions from net realized gains
     Common Class shares                                                0                  0       (1,988,783)                  0
                                                           --------------    ---------------    -------------        ------------
    Net decrease in net assets from dividends
      and distributions                                        (7,140,928)                 0       (2,011,018)                  0
                                                           --------------    ---------------    -------------        ------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                              3,134,024,802      1,825,106,334      482,388,865          30,457,342
  Reinvestment of dividends and distributions                   6,699,210                  0        1,830,186                   0
  Net asset value of shares redeemed                       (3,460,666,486)    (2,559,755,180)    (422,519,831)        (15,411,594)
                                                           --------------    ---------------    -------------        ------------
    Net increase (decrease) in net assets from capital
      share transactions                                     (319,942,474)      (734,648,846)      61,699,220          15,045,748
                                                           --------------    ---------------    -------------        ------------
    Net increase (decrease) in net assets                    (328,171,458)      (381,418,920)      49,857,164          19,242,496

NET ASSETS:
  Beginning of year                                         1,202,520,522      1,583,939,442       20,484,649           1,242,153
                                                           --------------    ---------------    -------------        ------------
  End of year                                              $  874,349,064    $ 1,202,520,522    $  70,341,813        $ 20,484,649
                                                           ==============    ===============    =============        ============
UNDISTRIBUTED NET INVESTMENT INCOME:                       $    4,862,639    $     5,901,701    $           0        $     22,184
                                                           ==============    ===============    =============        ============

                 See Accompanying Notes to Financial Statements.

                                     52 & 53

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)
--------------------------------------------------------------------------------

                                                             EMERGING MARKETS                   GLOBAL POST-VENTURE CAPITAL
                                                   ------------------------------------    -------------------------------------
                                                         FOR THE           FOR THE             FOR THE              FOR THE
                                                       YEAR ENDED         YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                   OCTOBER 31, 2000    OCTOBER 31, 1999    OCTOBER 31, 2000     OCTOBER 31, 1999
                                                   ----------------    ----------------    ----------------     ----------------
FROM OPERATIONS:
  Net investment income (loss)                      $   1,880,879       $     361,573       $  (1,073,160)         $   (33,163)
  Net realized gain (loss) from investments
    and foreign currency transactions
    (net of capital gains taxes of
    $1,479,574 and $722,400, respectively,
    for Emerging Markets)                              17,747,925           2,606,242          (3,671,549)           1,880,888
  Net change in unrealized appreciation
    (depreciation) from investments and foreign
    currency translations (net of estimated
    deferred capital gains taxes of $(46,366)
    and $46,366, respectively, for
    Emerging Markets)                                 (16,434,697)         20,089,488         (17,453,340)           1,068,574
                                                    -------------       -------------       -------------          -----------
    Net increase (decrease) in net assets
      resulting from operations                         3,194,107          23,057,303         (22,198,049)           2,916,299
                                                    -------------       -------------       -------------          -----------
FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
    Common Class shares                                         0                   0                   0                    0
    Advisor Class shares                                        0                   0                   0                    0
  Distributions from net realized gains
    Common Class shares                                         0                   0          (1,914,397)             (11,449)
    Advisor Class shares                                        0                   0             (15,707)                  (4)
                                                    -------------       -------------       -------------          -----------
  Net decrease in net assets from dividends
    and distributions                                           0                   0          (1,930,104)             (11,453)
                                                    -------------       -------------       -------------          -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                        341,488,567         164,611,366         280,571,617            4,476,418
  Exchange value of shares due to merger                7,789,270                   0          90,509,223                    0
  Reinvestment of dividends and distributions                   0                   0           1,656,495               11,073
  Net asset value of shares redeemed                 (356,911,101)       (180,058,486)       (135,490,070)          (3,738,167)
                                                    -------------       -------------       -------------          -----------
    Net increase (decrease) in net assets
      from capital share transactions                  (7,633,264)        (15,447,120)        237,247,265              749,324
                                                    -------------       -------------       -------------          -----------
    Net increase (decrease) in net assets              (4,439,157)          7,610,183         213,119,112            3,654,170

NET ASSETS:
  Beginning of year                                    67,824,727          60,214,544           7,316,468            3,662,297
                                                    -------------       -------------       -------------          -----------
  End of year                                       $  63,385,570       $  67,824,727       $ 220,435,580          $ 7,316,467
                                                    =============       =============       =============          ===========
UNDISTRIBUTED NET INVESTMENT INCOME:                $     185,785       $           0       $           0          $         0
                                                    =============       =============       =============          ===========

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
FINANCIAL HIGHLIGHTS
(For a Common Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED OCTOBER 31,
                                                             ----------------------------------------
                                                               2000       1999       1998     1997 1
                                                             -------    -------    -------    -------
PER-SHARE DATA
Net asset value, beginning of period                         $ 14.78    $ 10.78    $ 11.06    $ 10.00
                                                             -------    -------    -------    -------
INVESTMENT ACTIVITIES:
  Net investment income                                         0.11       0.09       0.27       0.08
  Net gains (losses) on investments and foreign currency
    related items (both realized and unrealized)                0.66       4.02      (0.06)      0.98
                                                             -------    -------    -------    -------
    Total from investment activities                            0.77       4.11       0.21       1.06
                                                             -------    -------    -------    -------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                         (0.08)     (0.11)     (0.24)      0.00
  Distributions from net realized gains                        (0.49)      0.00      (0.25)      0.00
                                                             -------    -------    -------    -------
    Total dividends and distributions                          (0.57)     (0.11)     (0.49)      0.00
                                                             -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD                               $ 14.98    $ 14.78    $ 10.78    $ 11.06
                                                             =======    =======    =======    =======
Total return                                                    4.90%     38.52%      2.26%     10.60%2

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                     $85,756    $79,383    $39,021    $ 4,796
  Ratio of expenses to average net assets 3                      .97%       .96%       .95%       .95%4
  Ratio of net investment income to average net assets           .65%       .92%      1.50%      1.18%4
  Decrease reflected in above operating expense ratios
    due to waivers/reimbursements                                .48%       .55%      1.09%      6.69%4
Portfolio turnover rate                                       146.25%    151.27%    115.76%     30.29%

--------------------------------------------------------------------------------
1  For the period March 31, 1997 (inception date) through October 31, 1997.
2  Non annualized.
3 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' expenses by .02%, .01%, .00% and .00% for the years ending October 31, 2000, 1999, 1998 and for the period ended October 31, 1997, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were .95% for each of the years ended October 31, 2000, 1999, 1998 and for the period ended October 31, 1997, respectively.
4  Annualized.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a Common Class share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED OCTOBER 31,
                                                  -------------------------------------------------------------
                                                    2000        1999         1998          1997        1996
                                                  --------    --------    ----------    ----------   ----------
PER-SHARE DATA
Net asset value,
  beginning of year                               $  21.88    $  16.64    $    20.76    $    20.69   $    19.30
                                                  --------    --------    ----------    ----------   ----------
INVESTMENT ACTIVITIES:
  Net investment income                               0.03        0.13          0.12 1        0.04         0.22
  Net gains (losses) on investments and
    foreign currency related items (both
    realized and unrealized)                         (1.68)       5.11         (1.38)         0.88         1.73
                                                  --------    --------    ----------    ----------   ----------
      Total from investment activities               (1.65)       5.24         (1.26)         0.92         1.95
                                                  --------    --------    ----------    ----------   ----------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income               (0.16)       0.00         (0.14)        (0.11)       (0.56)
  Distributions from net realized gains               0.00        0.00         (2.72)        (0.74)        0.00
                                                  --------    --------    ----------    ----------   ----------
      Total dividends and distributions              (0.16)       0.00         (2.86)        (0.85)       (0.56)
                                                  --------    --------    ----------    ----------   ----------
NET ASSET VALUE, END OF YEAR                      $  20.07    $  21.88    $    16.64    $    20.76   $    20.69
                                                  ========    ========    ==========    ==========   ==========
Total return                                         (7.68)%     31.49%        (6.12)%        4.54%       10.35%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)            $708,317    $970,531    $1,283,673    $2,312,042   $2,885,453
  Ratio of expenses to average net assets2            1.42%       1.44%         1.36%         1.33%        1.38%
  Ratio of net investment income to
    average net assets                                 .15%        .59%          .65%          .56%         .62%
Portfolio turnover rate                             113.17%     116.35%        95.44%        61.80%       32.49%

--------------------------------------------------------------------------------
1  Per share  information  is calculated  using the average  shares  outstanding method.
2 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' expenses by .02%, .01%, .00%, .01% and .01% for the years ended October 31, 2000, 1999, 1998, 1997 and 1996, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were 1.40%, 1.43%, 1.36%, 1.32% and 1.37% for the years ended October 31, 2000, 1999, 1998, 1997 and 1996, respectively.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
FINANCIAL HIGHLIGHTS
(For a Common Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED OCTOBER 31,
                                                                    --------------------------------
                                                                      2000         1999       1998 1
                                                                    -------      -------      ------
PER-SHARE DATA
    Net asset value, beginning of period                            $ 22.14      $  8.61      $10.00
                                                                    -------      -------      ------
INVESTMENT ACTIVITIES:
    Net investment income (loss)                                      (0.08)       (0.02)       0.01
    Net gains (losses) on investments and foreign currency
      related items (both realized and unrealized)                     4.05        13.55       (1.40)
                                                                    -------      -------      ------
      Total from investment activities                                 3.97        13.53       (1.39)
                                                                    -------      -------      ------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                                (0.02)        0.00        0.00
  Distributions from net realized gains                               (1.31)        0.00        0.00
                                                                    -------      -------      ------
    Total dividends and distributions                                 (1.33)        0.00        0.00
                                                                    -------      -------      ------
NET ASSET VALUE, END OF PERIOD                                      $ 24.78     $  22.14      $ 8.61
                                                                    =======      =======      ======
Total return                                                          17.16%      157.14%     (13.90)%2

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                            $70,342      $20,485      $1,242
    Ratio of expenses to average net assets 3                          1.57%        1.56%       1.55%4
    Ratio of net investment income (loss) to average net assets        (.31)%       (.34)%       .38%4
    Decrease reflected in above operating expense ratios due
      to waivers/reimbursements                                         .45%        2.16%      11.50%4
Portfolio turnover rate                                              211.37%      274.12%      61.33%

--------------------------------------------------------------------------------
1  For the period May 29, 1998 (inception date) through October 31, 1998.
2  Non annualized.
3 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' expenses by .02%, .01%, and .00% for the years ended October 31, 2000, and 1999, and for the period ended October 31, 1998, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were 1.55% for the years ended October 31, 2000, and 1999, and the period ended October 31, 1998, respectively.
4  Annualized.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(For a Common Class share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED OCTOBER 31,
                                                   -----------------------------------------------------
                                                    2000        1999       1998       1997        1996
                                                   -------     -------    -------   --------    --------
PER-SHARE DATA
Net asset value, beginning of year                 $  9.27     $  6.59    $ 10.82   $  12.19    $  11.28
                                                   -------     -------    -------   --------    --------
INVESTMENT ACTIVITIES:
  Net investment income                               0.04        0.05       0.11       0.04        0.07
  Net gains (losses) on investments and
    foreign currency related items (both
    realized and unrealized)                         (0.28)       2.63      (3.86)     (1.34)       0.99
                                                   -------     -------    -------   --------    --------
      Total from investment activities               (0.24)       2.68      (3.75)     (1.30)       1.06
                                                   -------     -------    -------   --------    --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                0.00        0.00      (0.04)     (0.03)      (0.08)
  Distributions from net realized gains               0.00        0.00      (0.44)     (0.04)      (0.07)
                                                   -------     -------    -------   --------    --------
      Total dividends and distributions               0.00        0.00      (0.48)     (0.07)      (0.15)
                                                   -------     -------    -------   --------    --------
NET ASSET VALUE, END OF YEAR                       $  9.03     $  9.27    $  6.59   $  10.82    $  12.19
                                                   =======     =======    =======   ========    ========
Total return                                         (2.59)%     40.67%   (35.95)%   (10.71)%       9.46%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted)             $60,482     $67,783    $60,189   $155,806    $218,421
  Ratio of expenses to average net assets 1           1.67%       1.66%      1.65%      1.66%       1.62%
  Ratio of net investment income to average
    net assets                                         .44%        .55%      1.00%       .24%        .31%
  Decrease reflected in above operating expense
    ratios due to waivers/reimbursements               .79%        .73%       .63%       .46%        .77%
Portfolio turnover rate                             232.47%     196.07%    125.59%     92.48%      61.84%

--------------------------------------------------------------------------------
1 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to theCommon Class shares' expenses by .02%, .01%, .00%, .01% and .01% for the years ending October 31, 2000, 1999, 1998, 1997 and 1996, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were 1.65%, 1.65%, 1.65%, 1.65% and 1.61% for the years ended October 31, 2000, 1999, 1998, 1997 and 1996, respectively.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
FINANCIAL HIGHLIGHTS
(For a Common Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED OCTOBER 31,
                                                   -----------------------------------------------------
                                                    2000        1999       1998       1997       1996 1
                                                   -------     -------    -------   --------    --------
PER-SHARE DATA
    Net asset value, beginning of period           $ 19.25      $10.53    $11.15     $ 9.86       $10.00
                                                   -------      ------    ------     ------       ------
INVESTMENT ACTIVITIES:
    Net investment loss                              (0.13)      (0.09)    (0.02)     (0.13)        0.00
    Net gains (losses) on investments and foreign
      currency related items (both realized
      and unrealized)                                11.35        8.84     (0.20)      1.42        (0.14)
                                                   -------      ------    ------     ------       ------
      Total from investment activities               11.22        8.75     (0.22)      1.29        (0.14)
                                                   -------      ------    ------     ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income              0.00        0.00     (0.29)      0.00         0.00
    Distributions from net realized gains            (2.80)      (0.03)    (0.11)      0.00         0.00
                                                   -------      ------    ------     ------       ------
      Total dividends and distributions              (2.80)      (0.03)    (0.40)      0.00         0.00
                                                   -------      ------    ------     ------       ------
NET ASSET VALUE, END OF PERIOD                     $ 27.67      $19.25    $10.53     $11.15       $ 9.86
                                                   =======      ======    ======     ======       ======
Total return                                         60.22%      83.36%    (1.91)%    13.08%      (1.40)%2

RATIOS AND SUPPLEMENTAL DATA
Net assets,  end of period (000s omitted)         $211,822      $7,263    $3,661     $3,197       $3,007
    Ratio of expenses to average net assets 3         1.67%       1.66%     1.65%      1.66%       1.65%4
    Ratio of net investment loss to average
       net assets                                     (.77)%      (.61)%   (1.01)%     (.96)%       (.20)%4
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements             .44%       2.07%     3.90%      6.48%       21.71%4
Portfolio turnover rate                              95.51%     239.88%   186.67%    207.25%        5.85%

--------------------------------------------------------------------------------
1 For the period September 30, 1996 (inception date) through October 31, 1996. 2 Non annualized.
3 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to theCommon Class shares' expenses by .02%, .01%, .00%, .01% and .00% for the years ending October 31, 2000, 1999, 1998, 1997 and the period ending October 31, 1996, respectively. The Common Class shares' expense ratios after reflecting these arrangements were 1.65% for each of the years ended October 31, 2000, 1999, 1998, 1997 and the period ending October 31, 1996, respectively.
4  Annualized.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   The Warburg Pincus Major Foreign Markets Fund ("Major Foreign Markets"), the Warburg Pincus International Equity Fund ("International Equity"), the Warburg Pincus International Small Company Fund ("International Small Company") and the Warburg Pincus Global Post-Venture Capital Fund ("Global Post-Venture Capital"), each a Maryland Corporation, are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies, and the Warburg Pincus Emerging Markets Fund ("Emerging Markets"), a Maryland Corporation, is registered under the 1940 Act as a non-diversified, open-end management investment company (each, a "Fund" and collectively, the "Funds").

   Investment objectives for each Fund are as follows: Major Foreign Markets and International Equity seek long-term capital appreciation; International Small Company seeks capital appreciation; Emerging Markets seeks growth of capital; and Global Post-Venture Capital seeks long-term growth of capital.

   Emerging Markets offers three classes of shares, one class being referred to as the Common Class, one class being referred to as the Advisor Class, and one class being referred to as the Institutional Class. International Equity and Global Post-Venture Capital currently offer the Common Class shares and Advisor Class shares. Major Foreign Markets and International Small company currently offer only the Common Class. Common, Advisor, and Institutional shares in each Fund represent an equal pro rata interest in each Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Class shares for International Small Company, Emerging Markets, and Global Post-Venture Capital bear expenses paid pursuant to a shareholder servicing and distribution plan at an annual rate of .25% of the average daily net asset value of each Fund's Common Class shares. Common Class shares of International Equity and Institutional Class shares of Emerging Markets are not subject to shareholder servicing or distribution fees. Advisor Class shares bear expenses paid pursuant to a distribution plan at an annual rate not to exceed .75% of the average daily net asset value of the relevant Fund's Advisor Class shares. Advisor Class shares are currently bearing expenses of .50% of average daily net assets.

   Effective close of business on February 25, 2000, Global Post-Venture Capital acquired all of the net assets of the Warburg Pincus Post-Venture Capital Fund ("Post-Venture Capital") in a tax-free exchange of shares. The shares exchanged were 2,547,701 shares (valued at $85,282,770) of the Common Class of Global Post-Venture Capital for 3,239,800 shares of the

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

Common Class of Post-Venture Capital and 157,637 shares (valued at $5,226,453) of the Advisor Class of Global Post-Venture Capital for 202,781 shares of the Advisor Class of Post-Venture Capital. Post-Venture Capital's net assets of $90,509,223 at that date, which consisted of $44,516,377 of unrealized appreciation, were combined with those of Global Post-Venture Capital. The aggregate net assets of Post-Venture Capital and Global Post-Venture Capital immediately before the acquisition were $90,509,223 and $64,801,541, respectively and the combined net assets of Global Post-Venture Capital were $155,310,764.

   Effective close of business on February 11, 2000, Emerging Markets acquired all of the net assets of the Warburg Pincus Emerging Markets II Fund ("Emerging Markets II") in a tax-free exchange of shares. The shares exchanged were 119,041 shares (valued at $1,697,652) of the Common Class of Emerging Markets for 79,472 shares of the Common Class of Emerging Markets II and 427,128 shares (valued at $6,091,618) of the Institutional Class of Emerging Markets for 285,285 shares of the Institutional Class of Emerging Markets II. The Emerging Markets II net assets of $7,789,270 at that date, which consisted of $1,364,481 of unrealized appreciation, were combined with those of Emerging Markets. The aggregate net assets of Emerging Markets II and Emerging Markets immediately before the acquisition were $7,789,270 and $124,330,766, respectively and the combined net assets of Emerging Markets were $132,120,036.

   The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   Global Post-Venture Capital initially values its investments in private-equity portfolios at cost. After that, the Fund values these investments according to reports from the private-equity portfolios that Abbott Capital Management, LLC ("Abbott"), the Fund's sub-investment adviser, generally receives on a quarterly basis. The Fund's net asset value typically will not reflect interim changes in the values of its private-equity-portfolio investments.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

   The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

   The Funds may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   Each Fund's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Funds to operational and other risks as well. Some countries may have restrictions that could limit the Funds' access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Funds to increased volatility or substantial declines in value.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution and shareholder servicing fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. Effective November 1,

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

1998, class specific expenses no longer include transfer agent fees; accordingly these fees will be allocated proportionately based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   Each Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 2000, none of the Funds had open forward foreign currency contracts.

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually for all Funds. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Funds accrue such taxes when the related income or capital gains are earned.

   Costs incurred in connection with the organization and offering of shares have been deferred and are being amortized over a period of five years and one year, respectively, from the date each Fund commenced its operations.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

   Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund, along with other Funds advised by Credit Suisse Asset Management, LLC, the Funds' investment adviser ("CSAM"), may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At October 31, 2000, the Funds had no investments in repurchase agreements.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The Funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense.

   For the year ended October 31, 2000, the Funds received credits or reimbursements under this arrangement as follows:

           FUND                                                    AMOUNT
           ----                                                   --------
           Major Foreign Markets                                  $ 23,243
           International Equity                                    246,504
           International Small Company                              20,211
           Emerging Markets                                         17,326
           Global Post-Venture Capital                              24,780

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

   CSAM serves as each Fund's investment advisor. For its investment advisory services, CSAM receives the following fees based on each Fund's average daily net assets:

           FUND                                        ANNUAL RATE
           ------                          ---------------------------------
           Major Foreign Markets           1.00% of average daily net assets
           International Equity            1.00% of average daily net assets
           International Small Company     1.10% of average daily net assets
           Emerging Markets                1.25% of average daily net assets
           Global Post-Venture Capital     1.25% of average daily net assets

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

   For the year ended October 31, 2000, investment advisory fees and waivers were as follows:

                                             GROSS                      NET
           FUND                          ADVISORY FEE    WAIVER    ADVISORY FEE
           ----                          -----------   ---------   ------------
           Major Foreign Markets         $ 1,032,466   $(491,938)  $   540,528
           International Equity           12,091,912           0    12,091,912
           International Small Company     1,107,279    (442,544)      664,735
           Emerging Markets                1,124,537    (711,093)      413,444
           Global Post-Venture Capital     1,719,601    (596,536)    1,123,065

   Abbott Capital Management, LLC ("Abbott") serves as sub-investment adviser for Global Post-Venture Capital's assets invested in U.S. or foreign private limited partnerships or other investment funds ("Private Fund Investments"). Pursuant to the sub-advisory agreement between Abbott and CSAM, Abbott is entitled to a quarterly fee from CSAM at the annual rate of 1.00% of the value of the Fund's Private Fund Investments as of the end of each calendar quarter. No compensation is paid by Global Post-Venture Capital to Abbott for its sub-investment advisory services.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Financial Services Group, serve as each Fund's co-administrators. For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets.

   For the year ended October 31, 2000, administrative services fees earned by CSAMSI were as follows:

           FUND                                           CO-ADMINISTRATION FEE
           ----                                           ---------------------
           Major Foreign Markets                                $  103,247
           International Equity                                  1,209,191
           International Small Company                             100,662
           Emerging Markets                                         57,162
           Global Post-Venture Capital                             137,568

   For its administrative services through July 31, 2000, PFPC received a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                       ANNUAL RATE
           ------------------------            --------------------------------
           First $250 million                  .12% of average daily net assets
           Next $250 million                   .10% of average daily net assets
           Next $250 million                   .08% of average daily net assets
           Over $750 million                   .05% of average daily net assets

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

   Effective August 1, 2000, for its administrative services, PFPC receives a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                       ANNUAL RATE
           ------------------------            --------------------------------
           First $500 million                  .11% of average daily net assets
           Next $1 billion                     .09% of average daily net assets
           Over $1.5 billion                   .07% of average daily net assets

   For the year ended October 31, 2000, administrative service fees earned and voluntarily waived by PFPC (including out of pocket expenses) were as follows:

                                                                                  NET
           FUND                         CO-ADMINISTRATION FEE   WAIVER   CO-ADMINISTRATION FEE
           ----                         ---------------------   -------  ---------------------
           Major Foreign Markets             $  128,887         $    0         $  128,887
           International Equity               1,021,051              0          1,021,051
           International Small Company          132,738         (8,583)           124,155
           Emerging Markets                     120,058              0            120,058
           Global Post-Venture Capital          169,988         (6,438)           163,550

   In addition to serving as each Fund's co-administrator, CSAMSI served as the distributor of each Fund's shares until January 1, 2000. On January 1, 2000, Provident Distributors, Inc. ("PDI") replaced CSAMSI as distributor to the fund. On August 1, 2000, CSAMSI replaced PDI as distributor to the Funds. No compensation was payable by the Funds to PDI for distribution services. Pursuant to a distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives a fee for its distribution services. This fee is calculated at an annual rate of .25% of the average daily net assets of the Common Class shares of the International Small Company Fund, Emerging Markets Fund, and the Global Post-Venture Capital Fund and at an annual rate of .50% of the Advisor Class shares of the International Equity Fund, Emerging Markets
Fund, and Global Post-Venture Fund. CSAMSI may use this fee to compensate service organizations for shareholder servicing and distribution services.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

   For the year ended October 31, 2000, shareholder servicing and distribution fees paid to CSAMSI were as follows:

                                                 SHAREHOLDER SERVICING
                                                   DISTRIBUTION FEE
                                                 ---------------------
           FUND
           ----
           International Equity
            Advisor Class shares                     $1,198,464
                                                     ==========
           International Small Company
            Common Class shares                      $  251,654
                                                     ==========
           Emerging Markets
            Common Class shares                      $  216,842
            Advisor Class shares                            387
                                                     ----------
                                                     $  217,229
                                                     ==========
           Global Post-Venture Capital
            Common Class shares                      $  331,640
            Advisor Class shares                         24,560
                                                     ----------
                                                     $  356,200
                                                     ==========

3. LINE OF CREDIT

     The Funds, together with other funds advised by CSAM, have established a $350 million committed and a $75 million uncommitted, unsecured, line of credit facility ("Credit Facility") with Deutche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agents, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Fund share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the entire amount of the Credit Facility which is allocated among the participating Funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating Funds will pay interest on borrowings at the Federal funds rate plus .50%. At October 31, 2000, there were no loans outstanding for any of the Funds. During the year ending October 31, 2000, the Funds had the following borrowings under the line of credit agreement.

                                                         AVERAGE      MAXIMUM
                                       AVERAGE DAILY    INTEREST    DAILY LOAN
           FUND                        LOAN BALANCE      RATE %     OUTSTANDING
           ----                        -------------    --------    -----------
           Major Foreign Markets       $  122,205        6.768%     $ 4,195,000
           International Equity         5,264,770        6.490       79,341,000
           International Small Company    804,076        6.732       17,120,000
           Emerging Markets             1,600,603        6.672       13,366,000

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

4. INVESTMENTS IN SECURITIES

   For the year ended October 31, 2000, purchases and sales of investment securities (excluding short-term investments) were as follows:

           FUND                                      PURCHASES       SALES
           ----                                  -------------- --------------
           Major Foreign Markets                 $  139,162,829 $  147,187,812
           International Equity                   3,100,579,260  3,428,871,819
           International Small Company              462,960,192    406,589,756
           Emerging Markets                         336,329,007    349,306,774
           Global Post-Venture Capital              248,782,182    121,071,241

   At October 31, 2000, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                           UNREALIZED       UNREALIZED     NET UNREALIZED
           FUND                           APPRECIATION     DEPRECIATION     APPRECIATION
           ----                           ------------     ------------    --------------
           Major Foreign Markets          $  9,741,534     $ (4,170,984)     $ 5,570,550
           International Equity            114,002,527      (60,573,595)      53,428,932
           International Small Company      10,593,593      (10,220,651)         372,942
           Emerging Markets                  4,689,657      (10,389,423)      (5,699,766)
           Global Post-Venture Capital      45,901,838      (17,930,258)      27,971,580

5. CAPITAL SHARE TRANSACTIONS

   Each Fund (except Emerging Markets) is authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which two billion shares of each Fund are classified as Advisor Class shares and one billion shares are classified as Common Class shares. The Emerging Markets Fund is authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion are classified as Common shares, one billion are classified as Advisor shares, and one billion are classified as Institutional shares. Transactions in classes of each Fund were as follows:

                                   MAJOR FOREIGN MARKETS
                 -----------------------------------------------------------
                                    COMMON CLASS SHARES
                 -----------------------------------------------------------
                      FOR THE YEAR ENDED               FOR THE YEAR ENDED
                       OCTOBER 31, 2000                  OCTOBER 31,1999
                 ----------------------------    ---------------------------
                   SHARES           VALUE          SHARES           VALUE
                 -----------    -------------    ----------     ------------
Shares sold       12,386,090    $ 207,100,571     5,766,620     $ 75,310,136
Shares issued in
  reinvestment
  of dividends       192,248        3,118,268        34,324          381,678
Shares
  repurchased    (12,225,424)    (206,140,907)   (4,049,285)     (52,853,403)
                 -----------    -------------    ----------     ------------
Net increase         352,914    $   4,077,932     1,751,659     $ 22,838,411
                 ===========    =============    ==========     ============

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

5. CAPITAL SHARE TRANSACTIONS -- (CONT'D)

                                         INTERNATIONAL EQUITY FUND
                   -------------------------------------------------------------------
                                            COMMON CLASS SHARES
                   -------------------------------------------------------------------
                         FOR THE YEAR ENDED                  FOR THE YEAR  ENDED
                          OCTOBER 31, 2000                    OCTOBER  31,1999
                   -------------------------------     -------------------------------
                      SHARES             VALUE             SHARES           VALUE
                   ------------    ---------------     ------------    ---------------
Shares sold         123,478,077    $ 3,048,465,478       93,224,012    $ 1,778,780,264
Shares issued in
  reinvestment
  of dividends          256,151          6,250,071                0                  0
Shares
  repurchased      (132,806,901)    (3,318,259,113)    (126,018,150)    (2,378,091,713)
                   ------------    ---------------     ------------    ---------------
Net decrease         (9,072,673)   $  (263,543,564)     (32,794,138)   $  (599,311,449)
                   ============    ===============     ============    ===============

                                       INTERNATIONAL EQUITY FUND
                   ---------------------------------------------------------------
                                         ADVISOR CLASS SHARES
                   ---------------------------------------------------------------
                        FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                         OCTOBER 31, 2000                     OCTOBER 31,1999
                   ----------------------------       ----------------------------
                     SHARES           VALUE             SHARES           VALUE
                   ----------     -------------       ----------     -------------
Shares sold         3,464,050     $  85,559,324        2,460,276     $  46,326,070
Shares issued in
  reinvestment
  of dividends         18,613           449,139                0                 0
Shares
  repurchased      (5,843,253)     (142,407,373)      (9,926,602)     (181,663,467)
                   ----------     -------------       ----------     -------------
Net decrease       (2,360,590)    $ (56,398,910)      (7,466,326)    $(135,337,397)
                   ==========     =============       ==========     =============

                                INTERNATIONAL SMALL COMPANY
                 -----------------------------------------------------------
                                    COMMON CLASS SHARES
                 -----------------------------------------------------------
                      FOR THE YEAR ENDED               FOR THE YEAR ENDED
                       OCTOBER 31, 2000                  OCTOBER 31,1999
                 ----------------------------    ---------------------------
                   SHARES           VALUE          SHARES           VALUE
                 -----------    -------------    ----------     ------------
Shares sold       15,109,020     $ 482,388,865    1,564,421      $ 30,457,342
Shares issued in
  reinvestment
  of dividend         64,420         1,830,186            0                 0
Shares
  repurchased    (13,260,429)     (422,519,831)    (783,584)      (15,411,594)
                 -----------     -------------    ---------      ------------
Net increase       1,913,011     $  61,699,220      780,837      $ 15,045,748
                 ===========     =============    =========      ============

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

5. CAPITAL SHARE TRANSACTIONS -- (CONT'D)

                                             EMERGING MARKETS
                   -------------------------------------------------------------------
                                            COMMON CLASS SHARES
                   -------------------------------------------------------------------
                         FOR THE YEAR ENDED                  FOR THE YEAR  ENDED
                          OCTOBER 31, 2000                    OCTOBER  31,1999
                   -------------------------------     -------------------------------
                      SHARES             VALUE             SHARES           VALUE
                   ------------    ---------------     ------------    ---------------
Shares sold          29,336,126    $  341,084,97         20,639,374     $ 164,584,361
Shares exchanged
  due to merger         119,041        1,697,652                  0                 0
Shares
  repurchased       (30,071,481)    (355,261,716)       (22,454,708)     (180,042,232)
                    -----------    -------------        -----------     -------------
Net increase/
  (decrease)           (616,314)   $ (12,479,093)        (1,815,334)    $ (15,457,871)
                    ===========    =============        ===========     =============

                                            EMERGING MARKETS
                   ---------------------------------------------------------------
                                          ADVISOR CLASS SHARES
                   ---------------------------------------------------------------
                        FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                         OCTOBER 31, 2000                     OCTOBER 31,1999
                   ----------------------------       ----------------------------
                     SHARES           VALUE             SHARES           VALUE
                   ----------     -------------       ----------     -------------
Shares sold           19,088        $ 239,930             3,005         $ 27,005
Shares exchanged
  due to merger            0                0                 0                0
Shares
  repurchased        (16,175)        (201,146)           (2,367)         (16,254)
                     -------        ---------            ------         --------
Net increase/
  (decrease)           2,913        $  38,784               638         $ 10,751
                     =======        =========            ======         ========

                                EMERGING MARKETS
                         ----------------------------
                          INSTITUTIONAL CLASS SHARES
                         ----------------------------
                              FOR THE YEAR ENDED
                               OCTOBER 31, 2000
                         ----------------------------
                          SHARES             VALUE
                         --------         -----------
Shares sold                12,601         $   163,666
Shares exchanged
  due to merger           427,128           6,091,618
Shares
  repurchased            (126,209)         (1,448,239)
                         --------         -----------
Net increase              313,520         $ 4,807,045
                         ========         ===========

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

5. CAPITAL SHARE TRANSACTIONS -- (CONT'D)

                                                                 GLOBAL POST-VENTURE CAPITAL
                    --------------------------------------------------------------------------------------------------------------
                                        COMMON CLASS SHARES                                        ADVISOR CLASS SHARES
                    ---------------------------------------------------------      -----------------------------------------------
                        FOR THE YEAR ENDED               FOR THE YEAR ENDED           FOR THE YEAR ENDED        FOR THE YEAR ENDED
                         OCTOBER 31, 2000                  OCTOBER 31,1999             OCTOBER 31, 2000          OCTOBER 31,1999
                    ---------------------------       -----------------------      -----------------------     ------------------
                      SHARES          VALUE            SHARES        VALUE          SHARES       VALUE         SHARES      VALUE
                    ----------    -------------       --------    -----------      -------     -----------     ------     -------
Shares sold          9,113,501    $ 273,832,742        251,394    $ 4,427,359      225,968     $ 6,738,875      2,700     $49,059
Shares exchanged
  due to merger      2,547,701       85,282,770              0              0      157,637       5,226,453          0           0
Shares issued in
  reinvestment
  of dividends          67,715        1,654,263            971         11,069           92           2,232          0           4
Shares
  repurchased       (4,450,270)    (133,359,377)      (222,874)    (3,738,096)     (71,708)     (2,130,693)        (4)        (71)
                    ----------    -------------       --------    -----------      -------     -----------      -----     -------
Net increase         7,278,647    $ 227,410,398         29,491    $   700,332      311,989     $ 9,836,867      2,696     $48,992
                    ==========    =============       ========    ===========      =======     ===========      =====     =======

6. NET ASSETS

   At October 31, 2000, capital contributions, accumulated undistributed net investment income, accumulated net realized gain (loss) from investments and foreign currency transactions and current period dividends and distributions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency, equity swap transactions and foreign taxes on capital gains. Major Foreign Markets, International Equity, and Emerging Markets reclassified ($80,227), $5,422,546, and ($1,695,094), respectively, from accumulated net realized gain (loss) on investments and foreign currency transactions to accumulated undistributed net investment income (loss). International Small Company and Global Post-Venture reclassified $48,054 and $52,810, respectively, from accumulated net realized loss on investments and foreign currency transactions and $315,623 and $1,073,160, respectively, from accumulated net investment loss to net capital contributed. International Small Company reclassified $52 from dividends from net investment income to distributions from net realized gains. Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

7. CAPITAL LOSS CARRYOVER

   At October 31, 2000, capital loss carryovers available to offset possible future capital gains of the Funds were as follows:

                                         CAPITAL LOSS CARRYOVER EXPIRING IN
                                         ----------------------------------    TOTAL CAPITAL
           FUND                              2006                   2008       LOSS CARRYOVER
           ----                          -----------             ----------    --------------
           International Small Company   $         0             $7,814,675      $ 7,814,675
           Emerging Markets               39,514,029                      0       39,514,029
           Global Post-Venture                     0              3,266,167        3,266,167

   Included in paid in capital are capital loss carryovers that were acquired as a result of the merger between Emerging Markets II and Emerging Markets. There may be limitations on their use in accordance with IRS regulations.


8. OTHER FINANCIAL HIGHLIGHTS

   Emerging Markets offers three classes of shares, one class being referred to as the Common Class, one class being referred to as the Advisor Class, and one class being referred to as the Institutional Class. International Equity and Global Post-Venture Capital currently offer the Common Class shares and Advisor Class shares. Major Foreign Markets and International Small Company currently offer only the Common Class. Common, Advisor, and Institutional shares in each Fund represent an equal pro rata interest in each Fund. The financial highlights for an Advisor Class share of the Funds as well as the financial highlights for an Institutional Class share of Emerging Markets are as follows:

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

8. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)

                                                                                    INTERNATIONAL EQUITY
                                                         ------------------------------------------------------------------------
                                                                                       ADVISOR CLASS
                                                         ------------------------------------------------------------------------
                                                                               FOR THE YEAR ENDED OCTOBER 31
                                                         ------------------------------------------------------------------------
                                                           2000            1999            1998            1997            1996
                                                         --------        --------        --------        --------        --------
PER-SHARE DATA
  Net asset value, beginning of year                     $  21.54        $  16.47        $  20.54        $  20.50        $  19.16
                                                         --------        --------        --------        --------        --------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                              (0.12)           0.03            0.04 1          0.04            0.18
  Net gains (losses) on investments
    and foreign currency related items
    (both realized and unrealized)                          (1.63)           5.04           (1.36)           0.78            1.68
                                                         --------        --------        --------        --------        --------
      Total from investment activities                      (1.75)           5.07           (1.32)           0.82            1.86
                                                         --------        --------        --------        --------        --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                      (0.04)           0.00           (0.03)          (0.04)          (0.52)
  Distributions from net realized gains                      0.00            0.00           (2.72)          (0.74)           0.00
                                                         --------        --------        --------        --------        --------
      Total dividends and distributions                     (0.04)           0.00           (2.75)          (0.78)          (0.52)
                                                         --------        --------        --------        --------        --------
NET ASSET VALUE, END OF YEAR                             $  19.75        $  21.54        $  16.47        $  20.54        $  20.50
                                                         ========        ========        ========        ========        ========
Total return                                                (8.15)%         30.78%          (6.49)%          4.04%           9.89%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted)                   $166,032        $231,990        $300,266        $500,473        $500,465
    Ratio of expenses to average
      net assets 2                                           1.92%           1.94%           1.76%           1.76%           1.81%
    Ratio of net investment income to average
      net assets                                             (.34)%           .14%            .21%            .15%            .18%
Portfolio turnover rate                                    113.17%         116.35%          95.44%          61.80%          32.49%

--------------------------------------------------------------------------------
1 Per share information is calculated using the average shares outstanding method.
2 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Advisor Class shares' expenses by .02%, .01%, .00%, .01% and .01% for the years October 31, 2000, 1999, 1998, 1997 and 1996, respectively. The Advisor Class shares' operating expense ratios after reflecting these arrangements were 1.90%, 1.93%, 1.76%, 1.75% and 1.80% for each of the years ended October 31, 2000, 1999, 1998, 1997 and 1996, respectively.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

8. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)

                                                                                     EMERGING MARKETS
                                                         ------------------------------------------------------------------------
                                                                                       ADVISOR CLASS
                                                         ------------------------------------------------------------------------
                                                                               FOR THE YEAR ENDED OCTOBER 31
                                                         ------------------------------------------------------------------------
                                                           2000            1999            1998            1997            1996
                                                         --------        --------        --------        --------        --------
PER-SHARE DATA
  Net asset value, beginning of year                       $ 9.03         $ 6.44          $ 10.87         $ 12.21         $ 11.30
                                                           ------         ------          -------         -------         -------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                               0.07           0.04             0.21            0.00           (0.08)
  Net gains (losses) on investments
    and foreign currency related items
    (both realized and unrealized)                          (0.32)          2.55            (4.16)          (1.33)           1.11
                                                           ------         ------          -------         -------         -------
      Total from investment activities                      (0.25)          2.59            (3.95)          (1.33)           1.03
                                                           ------         ------          -------         -------         -------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                       0.00           0.00            (0.04)           0.00           (0.05)
  Distributions from net realized gains                      0.00           0.00            (0.44)          (0.01)          (0.07)
                                                           ------         ------          -------         -------         -------
      Total dividends and distributions                      0.00           0.00            (0.48)          (0.01)          (0.12)
                                                           ------         ------          -------         -------         -------
NET ASSET VALUE, END OF YEAR                               $ 8.78         $ 9.03          $  6.44         $ 10.87         $ 12.21
                                                           ======         ======          =======         =======         =======
Total return                                                (2.77)%        40.22%          (37.71)%        (10.94)%          9.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted)                      $  67         $   42           $   26         $   266         $   149
  Ratio of expenses to average
    net assets 1                                             1.92%          1.91%            1.90%           1.90%           1.90%
  Ratio of net investment income (loss) to average
    net assets                                                .29%           .81%            1.01%           (.09)%          (.57)%
  Decrease reflected in above
    operating expense ratios due to
    waivers/reimbursements                                    .75%           .80%             .94%            .58%            .65%
Portfolio turnover rate                                    232.47%         196.07%         125.59%          92.48%          61.84%

--------------------------------------------------------------------------------
1 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Class shares' expenses by .02%, .01%, .00%, .00% and .00% for each of the years ended October 31, 2000, 1999, 1998, 1997 and 1996, respectively. The Advisor Class shares' operating expense ratios after reflecting these arrangements were 1.90% for each of the years ended October 31, 2000, 1999, 1998, 1997 and 1996, respectively.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

8. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)

                                                                               GLOBAL POST-VENTURE CAPITAL
                                                         ------------------------------------------------------------------------
                                                                                       ADVISOR CLASS
                                                         ------------------------------------------------------------------------
                                                                               FOR THE YEAR ENDED OCTOBER 31
                                                         ------------------------------------------------------------------------
                                                           2000            1999            1998            1997           1996 1
                                                         --------        --------        --------        --------        --------
PER-SHARE DATA
    Net asset value, beginning of period                  $19.09          $10.46          $11.11          $ 9.85          $10.00
                                                          ------          ------          ------          ------          ------
INVESTMENT ACTIVITIES:
    Net investment loss                                    (0.16)          (0.12)2         (0.15)          (0.15)           0.00
    Net gains (losses) on investments and
      foreign currency related items (both
      realized and unrealized)                             11.24            8.78           (0.11)           1.41           (0.15)
                                                          ------          ------          ------          ------          ------
      Total from investment activities                     11.08            8.66           (0.26)           1.26           (0.15)
                                                          ------          ------          ------          ------          ------
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income                    0.00            0.00           (0.28)           0.00            0.00
    Distributions from net realized gains                  (2.81)          (0.03)          (0.11)           0.00            0.00
                                                          ------          ------          ------          ------          ------
      Total dividends and distributions                    (2.81)          (0.03)          (0.39)           0.00            0.00
                                                          ------          ------          ------          ------          ------
NET ASSET VALUE, END OF PERIOD                            $27.36          $19.09          $10.46          $11.11          $ 9.85
                                                          ======          ======          ======          ======          ======
Total return                                               59.94%          83.06%          (2.31)%         12.79%          (1.50)%3

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                  $8,614          $   54          $    1          $    1          $    6
    Ratio of expenses to average net assets 4               1.92%           1.91%           1.90%           1.90%           1.90%5
    Ratio of net investment loss to average net assets     (1.02)%         (1.24)%         (1.26)%         (1.15)%          (.78)%5
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                   .44%           1.27%          45.95%          11.16%          22.23%5
Portfolio turnover rate                                    95.51%         239.88%         186.67%         207.25%           5.85%

--------------------------------------------------------------------------------
1 For the period September 30, 1996 (inception date) through October 31, 1996. 2 Per share information is calculated using the average shares outstanding method.
3  Non annualized.
4 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Advisor Class shares' expenses by .02%, .01%, .00%, .00% and .00% for each of the years ended October 31, 2000, 1999, 1998 and 1997 and for the period ended October 31, 1996, respectively. The Advisor Class shares' operating expense ratios after reflecting these arrangements were 1.90% for each of the years ended October 31, 2000, 1999, 1998, and 1997 and for the period ended October 31, 1996, respectively.
5  Annualized.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

8. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)

                                                             EMERGING MARKETS
                                                        ------------------------
                                                           INSTITUTIONAL CLASS
                                                        ------------------------
                                                            FEBRUARY 11, 2000
                                                            (INCEPTION DATE)
                                                        THROUGH OCTOBER 31, 2000
                                                        ------------------------
PER-SHARE DATA
  Net asset value, beginning of period                             $14.26
                                                                   ------
INVESTMENT ACTIVITIES:
  Net investment income                                              0.07
  Net losses on investments and foreign currency
    related items (both realized and unrealized)                    (5.28)
                                                                   ------
      Total from investment activities                              (5.21)
                                                                   ------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                               0.00
  Distributions from net realized gains                              0.00
                                                                   ------
      Total dividends and distributions                              0.00
                                                                   ------
NET ASSET VALUE, END OF PERIOD                                     $ 9.05
                                                                   ======
Total return                                                       (36.54)%1

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                           $2,837
  Ratio of expenses to average net assets 2                          1.37%
  Ratio of net investment income to average net assets                .70%
  Decrease reflected in above operating expense ratios
    due to waivers/reimbursements                                     .77%
Portfolio turnover rate                                            232.47%

--------------------------------------------------------------------------------
1  Non annualized.
2 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Institutional Class shares' expenses by .02% for the period ended October 31, 2000. The Institutional Class shares' operating expense ratios after reflecting these arrangements was 1.35% for the period ended October 31, 2000.

WARBURG PINCUS FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of

WARBURG, PINCUS MAJOR FOREIGN MARKETS FUND, INC.;
WARBURG, PINCUS INTERNATIONAL EQUITY FUND, INC.;
WARBURG, PINCUS INTERNATIONAL SMALL COMPANY FUND, INC.;
WARBURG, PINCUS EMERGING MARKETS FUND, INC.;
WARBURG, PINCUS GLOBAL POST-VENTURE CAPITAL FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects the financial position of the Warburg, Pincus Major Foreign Markets Fund, Inc., Warburg, Pincus International Equity Fund, Inc., Warburg, Pincus International Small Company Fund, Inc., Warburg, Pincus Emerging Markets Fund, Inc. and Warburg, Pincus Global Post-Venture Capital Fund, Inc., (all funds collectively referred to as the "Funds") at October 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PRICEWATERHOUSECOOPERS LLP


Two Commerce Square
2001 Market Street
Philadelphia, Pennsylvania
December 15, 2000

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
SHAREHOLDER MEETING RESULTS (UNAUDITED)
--------------------------------------------------------------------------------

   A special meeting of shareholders of Warburg, Pincus Emerging Markets II Fund, Inc. (the "EM II Fund") was held on February 10, 2000. The following matter was voted upon by the shareholders and the resulting votes are presented below.

   To approve the Agreement and Plan of Reorganization, dated December 1, 1999 and amended as of January 27, 2000, providing that (1) the EM II Fund would transfer to Warburg, Pincus Emerging Markets Fund, Inc. (the "EM Fund") all or substantially all of the EMIIFund's assets in exchange for shares of the EM Fund and the assumption by the EM Fund of the EM II Fund's liabilities, (2) such shares of the EM Fund would be distributed to the shareholders of the EM II Fund in liquidation of the EM II Fund, and (3) the EM II Fund would be subsequently terminated.

                      For            247,793.230 shares     (52.61%)
                      Against            361.000 shares      (0.07%)
                      Abstain            928.000 shares      (0.20%)

   The Agreement and Plan of Reorganization was subsequently implemented as of the close of business on February 11, 2000.

   A special meeting of shareholders of Warburg, Pincus Post-Venture Capital Fund, Inc. (the "PVCFund") was held on February 24, 2000. The following matter was voted upon by the shareholders and the resulting votes are presented below.

   To approve the Agreement and Plan of Reorganization, dated December 1, 1999 and amended as of January 27, 2000, providing that (1) the PVC Fund would transfer to Warburg, Pincus Global Post-Venture Capital Fund, Inc. (the "GPVC Fund") all or substantially all of the PVC Fund's assets in exhange for shares of the GPVC Fund and the assumption by the GPVC Fund of the PVC Fund's liabilities, (2) such shares of the GPVC Fund would be distributed to the shareholders of the PVC Fund in liquidation of the PVC Fund, and (3) the PVC Fund would be subsequently terminated.

                     For         1,336,651.096 shares    (50.4096%)
                     Against       124,528.924 shares     (4.6964%)
                     Abstain        23,648.824 shares     (0.8919%)

   The Agreement and Plan of Reorganization was subsequently implemented as of the close of business on February 25, 2000.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
SHAREHOLDER MEETING RESULTS  (CONT'D) (UNAUDITED)
--------------------------------------------------------------------------------

   A special meeting of shareholders of the Emerging Markets Fund was held on July 14, 2000. The following matter was voted upon by the shareholders and the resulting votes are presented below.

   To approve a Sub-Investment Advisory Agreement among the Fund, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Limited.

                      For          3,610,721.950 shares      (97.1%)
                      Against         43,367.288 shares       (1.2%)
                      Abstain         64,453.665 shares       (1.7%)

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
SHAREHOLDER TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

    Each Fund is required by Subchapter M of the Code to advise its shareholders within 60 days of each Fund's fiscal year end as to the U.S. federal tax status of dividends and distributions received by the Funds' shareholders in respect of such fiscal year. During the fiscal year ended October 31, 2000, the following dividends and distributions per share were paid by each of the Funds:

                               ORDINARY      LONG-TERM     FOREIGN SOURCE      FOREIGN TAXES
                                INCOME     CAPITAL GAINS       INCOME         PAID OR WITHHELD
FUND                           PER SHARE     PER SHARE       PER SHARE           PER SHARE
----                           ---------   -------------   --------------     ----------------
     PAYMENT DATE              12/07/99      12/07/99
                               --------      --------
Major Foreign Markets
  Common Class shares          $ .4570        $.1107           $.0570             $.0126
International Equity
  Common Class shares            .1578            --            .1112              .0461
  Advisor Class shares           .0433            --            .0141              .0461
International Small Company
  Common Class shares           1.3293            --            .0031              .0091
Global Post-Venture Capital
  Common Class shares           2.2083         .5921            .0635              .0049
  Advisor Class shares          2.2135         .5921            .0641              .0049

   Emerging Markets did not pay any ordinary income dividends or capital gain distributions during the current fiscal year. Further, the above information was provided to calendar year taxpayers on Form 1099-DIV mailed in January 2000.


   Because the fiscal year of the Funds is not a calendar year, another notification will be sent with respect to calendar year 2000. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2001.

                                     (LOGO)

                              WARBURG PINCUS FUNDS

                           PART OF CREDIT  |   ASSET
                                   SUISSE  |   MANAGEMENT

                                [GRAPHIC OMITTED]

                      P.O. BOX 9030, BOSTON, MA 02205-9030
               800-WARBURG (800-927-2874) (BULLET) WWW.WARBURG.COM

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPISF-2-1000